UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	June 30, 2013

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2013

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Fund Performance	13
Expense Examples	15
Investment Advisory Agreement Approval	18
Portfolio of Investments:
Money Market	22
Limited Duration	27
Income Plus	36
Global Infrastructure	47
European Equity	50
Multi Cap Growth	53
Financial Statements:
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Notes to Financial Statements	67
Financial Highlights	96
Results of Special Shareholder Meetings	104

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited)

Dear Shareholder:

In the six months ended June 30, 2013, global risk assets continued to outperform relatively safer assets despite a moderate global economic environment. With U.S. gross domestic product (GDP) growth still below 2%, Europe in recession and China's economy slowing, global central banks continued to pursue both conventional and unconventional means to bolster economic growth. This helped encourage investor confidence in the capital markets for most of the period. However, at the end of May the U.S. Federal Reserve (Fed) signaled that it could begin "tapering" its asset purchase program, known as quantitative easing (QE), sooner than expected. Global equity and bond markets responded with significant volatility, as the announcement took investors by surprise. In June, the Fed tried to calm the markets, emphasizing that tapering will be gradual and dependent on improvements in the economy and that tapering QE is not the same as monetary tightening — in other words, any potential increases to the target federal funds rate remain further down the road.

Domestic Equity Overview

Modest growth in the U.S. economy and a backdrop of accommodative monetary policy drove the U.S. stock market to positive returns for the six-month period ended June 30, 2013. Concerns about the effects of automatic federal spending cuts (called sequestration) and higher payroll taxes, problems in the European debt crisis and slackening growth in China contributed to market volatility throughout the period. Nevertheless, stock prices trended higher overall as investors continued to believe the Federal Reserve (the Fed) and other central banks around the world would continue providing ample liquidity through interest rate cuts and asset purchase programs. Although the Dow Jones Industrial Average and S&P 500® Index, two of the most commonly cited measures of the U.S. stock market, reached new highs in May, the market pulled back in June after the Fed announced its intention to possibly scale back stimulus in the second half of the year.

Fixed Income Overview

Most segments of the bond market declined during the six-month period. Fixed income returns were relatively weak early in 2013, and losses were exacerbated in the final month of the period. The yields on long-term U.S. Treasuries spiked in response to the Fed's tapering comments, with the 10-year Treasury yield exceeding 2.5% at one point (coming from a level well below 2% back in April). Prices across the fixed income spectrum fell, as prices drop when yields rise. The high yield corporate sector was a notable exception, with a small gain for the period, buoyed by demand for the sector's potentially higher relative returns.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. While there was some speculation that tapering could begin as early as September, the Fed was careful to point out that the economy must meet certain expectations before its exit strategy would begin. Furthermore, the Fed indicated there have been no changes to its decision to leave the federal funds rate near zero until unemployment and inflation dictate otherwise, which could be 2015 by some estimates.

International Equity Overview

Although Japan was the strongest-performing market on a global basis, international equity markets as a whole underperformed the U.S. market during the reporting period. Japanese equities rallied as the country returned to economic expansion in the first quarter of 2013 (following a recession in the third and fourth quarters of 2012) and the newly appointed governor of the Bank of Japan took decisive steps to combat deflation with a new, aggressive QE program. Europe, however, remained in recession. A bailout in Cyprus, uncertainty in Italy's general elections and signs of distress in Portugal added further downward pressure to European equities during the period. Emerging markets lagged developed markets by a wide margin as the asset class suffered from considerable outflows by investors concerned about slowing growth, particularly in the "BRIC" economies (Brazil, Russia, India and China), and the implications of the Fed's exit from QE.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2013, Variable Investment Series – Money Market Portfolio had net assets of approximately $84.2 million with an average portfolio maturity of 25 days. For the seven-day period ended June 30, 2013, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.48% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.48% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.48% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2013, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2013, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.73% (non-subsidized) and a current yield of 0.01%

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

(subsidized) and – 0.73% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.73% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2013, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we purchased what we believe are high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2013, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of – 0.54%, underperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"),1 which returned – 0.48%. For the same period, the Portfolio's Class Y shares returned – 0.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Spread sectors (non-government bonds) generally did well the first few months of the year but underperformed Treasuries toward the end of the period as concerns about a potential early tapering of the Fed's asset purchase program led to a sharp sell-off in bonds. The Portfolio's positioning in the credit sector, in particular an

1  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

overweight to financials, was beneficial to performance. Financial spreads ended the period a few basis points tighter. However, an overweight to asset-backed securities detracted slightly from performance as spreads widened.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2013, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of – 2.58%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"),2 which returned – 3.41%. For the same period, the Portfolio's Class Y shares returned – 2.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio entered 2013 overweight investment grade corporate bonds, while also having exposure to high yield corporate bonds and convertible bonds. These positions were designed to attempt to benefit from a normalization of credit spreads, which we believed would be driven by supportive global monetary policy and a continued modest U.S. economic recovery. Despite a bout of volatility late in the period, this thesis played out as expected over the first half of 2013.

Financial sector corporate bonds, which remain one of the Portfolio's largest overweights, were the best performers in the investment grade corporate market. Spreads in this sector have continued to compress relative to non-financial sector corporates. High yield and convertible bonds also contributed positively to performance. With equity markets performing well in the first half of 2013, those fixed income sectors with the most equity-like characteristics (such as high yield and convertibles) performed strongly.

The primary detractor from performance was a basket of single-name credit default swap (CDS) positions that was designed to benefit if spreads widened. The average spread of the CDS positions tightened during the period, generating some modest underperformance for the Portfolio.

2  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

Looking ahead, we believe corporate bond spreads will continue to compress toward long-term median levels and we have positioned the Portfolio accordingly. We also maintain opportunistic exposures to high yield and convertible bonds — two sectors that we believe are attractively positioned for the current environment, especially if interest rates continue to rise.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2013, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 5.19%, outperforming the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"),3 which returned 5.12%, and the S&P Global BMI Index,4 which returned 6.73%. For the same period, the Portfolio's Class Y shares returned 4.93%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 5.12% during the first half of 2013, as measured by the Index, but underperformed global equities. Among the major infrastructure sectors, gas distribution utilities, gas midstream, and transmission and distribution exhibited relative outperformance, while pipeline companies, communications, toll roads, and European regulated utilities underperformed the Index.

Infrastructure performance was mixed in the first half of 2013, as strong sector performance through April gave way to a bout of selling toward the end of the reporting period, brought on predominantly by investor concerns over rising interest rates — in particular in the U.S. — and the perceived impact on valuation and company cost of capital. Investor rotation out of some of the perceived more defensive areas of infrastructure into more cyclically leveraged names may also have had some negative impact; however, we would note that flows into the infrastructure asset class overall remain relatively resilient.

3  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charge or fees. Such costs would lower performance. It is not possible to invest directly in an index.

4  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

Within the individual sectors, we view the relative outperformance of companies in the gas distribution, gas midstream, and transmission and distribution sectors as a combination of strong cash flow growth brought on by robust capital programs (gas distribution in China, gas midstream in Canada and the U.S., gas distribution in the U.S., in particular for those companies leveraged to liquefied export development), favorable rate case developments (select U.S. utility companies), and the resolution of dividend tax policy concerns (for U.S. utilities). We attribute the underperformance of pipeline companies to near-term concerns over valuation and company-specific events, the underperformance of communications to the potential for a slowdown in leasing for wireless towers in the U.S. as well as concerns over the impact of "sequestration" on U.S. government contracts for fixed satellite services operators, and the underperformance of European regulated utilities to regulatory interference and the prospects for reduced returns on capital brought on by ongoing rate cases or rate cases resolved in the quarter. Foreign currency trends had a large negative impact on toll roads during the first half, with sector performance largely in line with the overall infrastructure universe on a local currency basis.

At a high level, the dominant investor theme for infrastructure in the first half of 2013 was rising interest rates and their potential to negatively impact valuation. To generally address this, it is important to note that some companies and sectors within infrastructure will be affected more than others. It is also important to consider why rates are rising (i.e., if the economy is truly improving and improved operating fundamentals will offset rising rates). For many companies within the infrastructure universe, there is a self-correcting mechanism within the regulatory compact that will adjust for higher debt costs and rising interest rates such that the impact on a company is mitigated. Utilities or other regulatory asset based companies broadly fit within this category, as returns are adjusted through the rate case process. For example, in some U.S. jurisdictions such as California, the ability to pass through higher debt costs is formulaic and automatic if certain thresholds are met. For other companies that are not allowed higher returns on invested capital concurrent with rising interest rates, value should decline as rates rise, all else being equal.

While we understand that rising rates can have a negative near-term impact on certain companies within our portfolio, we continue to believe these companies reflect solid long-term investment value. Furthermore, despite the prospect for rising interest rates, we believe infrastructure as an asset class remains broadly appealing to public pension funds and other long-term institutional investors, with private market value continuing to exceed valuation levels in the public markets.

For the first half of 2013, the Portfolio realized favorable performance from bottom-up stock selection, partially offset by adverse top-down allocation. From a bottom-up perspective, the Portfolio benefited from stock selection in the gas distribution utilities, transmission and distribution, communications, and pipeline

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

companies sectors, partially offset by unfavorable selection in the toll roads, gas midstream, and European regulated utilities sectors. From a top-down perspective, the Portfolio benefited from an overweight to the gas distribution utilities sector and an underweight to the European regulated utilities sector, but this was more than offset by adverse positioning in other sectors, most notably with the overweight to pipeline companies and the underweight to gas midstream.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value (NAV) growth prospects.

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the pipeline companies, communications and toll roads sectors, and an underweighting to companies in the transmission and distribution, gas midstream, gas distribution utilities and European regulated utilities sectors. When compared to our year-end commentary, the primary changes from a sector perspective (resulting from shifts in company-specific investments) are a re-introduction of an overweight in the communications sector as well as a shift in gas distribution utilities from an overweight to an underweight, brought on primarily by the sale of outperforming Hong Kong-listed Chinese gas distribution utilities.

Looking forward, we continue to see good opportunities in sectors with secular growth themes, in particular energy infrastructure but also in communications. In addition, we believe we have a number of favorable company-specific positions across sectors with attractive total return prospects. These investments have been overlooked by the market during the first half of the year in large part, in our opinion, due to the short-term orientation of the market and a lack of near-term catalysts or the delay in catalyst realization. As long-term investors, we continue to see value in these companies and will wait patiently for these "value highlighting" opportunities to materialize.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

European Equity Portfolio

For the six-month period ended June 30, 2013, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 4.04%, outperforming the MSCI Europe Index (the "Index"),5 which returned 2.18%. For the same period, the Portfolio's Class Y shares returned 3.90%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a country level, key contributors to performance included our stock selection in the United Kingdom, Spain, the Netherlands, Switzerland and Germany. Furthermore, an underweight allocation to Italy added to the overall performance. Key detractors, however, were stock selection in both Belgium and France.

Looking at industries, our stock selection in software and services, capital goods, and food, beverage and tobacco drove relative outperformance. In addition, both an overweight allocation and stock selection in the pharmaceuticals and insurance industries bolstered relative gains. The main industry-level detractor from performance was an underweight allocation to diversified financials.

Top contributors at the stock level included a Dutch coffee and tea company that rallied following an acquisition bid from its largest shareholder (and we subsequently sold the position as we believe further upside would likely be limited), a Swiss global pharmaceutical company, a Spanish transaction processor for the travel industry and a U.K. global financial services firm. No exposure to a U.K.-based global metals and mining company further benefited relative returns. Top detractors include a Belgian materials company, a U.K. oil and gas explorer and producer, a U.K. global diversified natural resources company, an emerging markets telecommunications provider based in Sweden and a German automobile maker.

The reporting period started with a continuation of the rally in financials, which began in response to the European Central Bank's (ECB) intervention in the stressed sovereign debt markets at the end of July 2012. Banks — particularly those in the peripheral countries — continued to outperform and led the market until late-February. Subsequently, we saw a significant sector rotation toward more defensive sectors. This came with little surprise as there were significant concerns in Europe about the results of the Cyprus bailout

5  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

and the outcome of elections in Italy. In addition, economic data and earnings releases at the time were not encouraging. European defensive sectors performed strongly for the period overall, as these sectors tended to offer companies rich in cash with high free cash flow yields and wide international (especially emerging markets) exposure, available at attractive valuations. These characteristics have been appealing to global investors seeking high and reliable yields.

Furthermore, equities in general continued to rank well versus other assets with respect to the prospective returns and yields they offer. Stocks are also perceived as more attractive than bonds if inflationary expectations continue to increase. The asset class remains underowned within institutional and private portfolios, and we believe this could support asset rotation to equities from fixed income over the medium term.

Over the long term, we expect the European economy to be a major beneficiary of a global recovery, and recent macroeconomic European data have been encouraging, including rising PMIs (purchasing managers indexes, which gauge the health of the manufacturing sector), falling inflation and improving consumer sentiment. The periphery is undergoing a severe adjustment in activity level and the hurdle rate for a positive surprise is very low. For example, according to J.P. Morgan research (June 2013), car registrations in Italy and Spain are already down 60% to 70% from their peaks, while current accounts are moving into surplus and unit labor costs are falling.

Additionally, the ECB is still in an expansionary mode and ready to support the economy further if necessary. European governments are finally easing the austerity measures put in place in the past few years, providing a boost to the domestic economies. In fact, the European Commission recently extended the time period for countries such as Spain, Italy, France and the Netherlands to reduce their deficits. As of the close of the period, while current valuations for European equities are not as cheap as they were in the spring of 2012, they are still trading at discounts to their long-term average and provide appealing opportunities for the long-term investor, in our view.

We believe that emerging markets exposure, asset allocation shift out of fixed income into equities and cheap valuations make a compelling case for European equities. Our investment approach remains the same. We continue to seek high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2013, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 12.42%, outperforming the Russell 3000® Growth Index (the "Index"),6 which returned 12.23%. For the same period, the Portfolio's Class Y shares returned 12.28%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the energy sector helped the Portfolio outperform the Index. A holding in a solar panel maker contributed the most to performance within the sector. Stock selection in the consumer discretionary sector also boosted relative returns, with outperformance from a position in an electric car and components manufacturer. The technology sector was another area of relative strength, as strong stock selection more than offset relative losses from an overweight in the sector. A position in an internet search engine was the leading contributor in the sector.

However, the health care sector diminished relative performance, due to both stock selection and an underweight. A holding in a pharmaceuticals company was the main detractor. Stock selection and an underweight in the producer durables sector were unfavorable as well. Within the sector, underperformance was driven by a holding in a customer loyalty programs provider and a lack of exposure to other stronger-performing producer durables stocks. Stock selection in the financial services sector also dampened relative results, despite being moderately offset by a beneficial overweight in the sector. The Portfolio's only detractor in the sector was a holding in an insurance and reinsurance company.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2013 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2013 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2013(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
European Equity	19.65%	0.22%	6.91%	8.56%	1.22%	3/1/1991
Global Infrastructure	16.61	5.25	10.13	8.23	0.87	3/1/1990
Income Plus	4.30	7.84	5.88	7.27	0.61	3/1/1987
Limited Duration	0.90	1.17	0.86	1.96	0.63	5/4/1999
Money Market	0.01	0.18	1.58	4.12	0.63	3/9/1984
Multi Cap Growth	15.00	7.57	9.62	11.02	0.58	3/9/1984

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2013 (unaudited) continued

Average Annual Total Returns—Period Ended June 30, 2013(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
European Equity	19.31%	-0.04%	6.64%	1.46%	1.47%	6/5/2000
Global Infrastructure	16.22	4.96	9.85	3.86	1.12	6/5/2000
Income Plus	4.10	7.57	5.62	6.52	0.86	6/5/2000
Limited Duration	0.60	0.93	0.61	1.61	0.88	6/5/2000
Money Market	0.01	0.16	1.44	1.74	0.88	6/5/2000
Multi Cap Growth	14.71	7.30	9.35	2.91	0.83	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2013 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; administration fees; distribution and services (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/13 – 06/30/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2013 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (0.00% return)	$1,000.00	$1,000.05	$1.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.49	$1.04
Class Y
Actual (0.00% return)	$1,000.00	$1,000.05	$1.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.49	$1.04

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.21% and 0.21% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 179@@/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.66% and 0.91% for Class X and Class Y shares, respectively.

  @@  Adjusted to reflect non--business day accruals.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (-0.54% return)	$1,000.00	$994.60	$3.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.46
Class Y
Actual (-0.71% return)	$1,000.00	$992.90	$4.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.13	$4.71

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.69% and 0.94% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (-2.58% return)	$1,000.00	$974.20	$2.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.77	$3.06
Class Y
Actual (-2.71% return)	$1,000.00	$972.90	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.61% and 0.86% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2013 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (5.19% return)	$1,000.00	$1,051.90	$4.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.31
Class Y
Actual (4.93% return)	$1,000.00	$1,049.30	$5.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.29	$5.56

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.86% and 1.11% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (4.04% return)	$1,000.00	$1,040.40	$5.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (3.90% return)	$1,000.00	$1,039.00	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.20% and 1.45% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/13	06/30/13	01/01/13 – 06/30/13
Class X
Actual (12.42% return)	$1,000.00	$1,124.20	$3.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.97	$2.86
Class Y
Actual (12.28% return)	$1,000.00	$1,122.80	$4.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.73	$4.11

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2013 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Global Infrastructure and Income Plus Portfolios was better than the peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2013 (unaudited) continued

The Board noted that the performance of the Multi Cap Growth Portfolio was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods.

The Board noted that the performance of the European Equity and Money Market Portfolios was better than the peer group averages for the one- and three-year periods but below the peer group averages for the five-year period.

The Board noted that the performance of the Limited Duration Portfolio was better than its peer group average for the one-year period, equal to its peer group average for the three-year period but below its peer group average for the five-year period.

Performance Conclusions

With respect to the Multi Cap Growth, Money Market and Limited Duration, after discussion, the Board concluded that performance was acceptable.

With respect to the Income Plus, Global Infrastructure and European Equity Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fees and total expense ratios for the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure and European Equity Portfolios were lower than the peer group averages.

Fee and Expense Conclusions

With respect to the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure and European Equity Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2013 (unaudited) continued

discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2013 (unaudited) continued

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (44.9%)
$500	Bank of Montreal, (dated 06/12/13; proceeds $500,038; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 05/01/25; Federal National Mortgage Association 3.00% - 5.00% due 08/01/27 - 06/01/43; and by a U.S. Government Obligation; U.S. Treasury Note 1.00% due 10/31/16; valued at $510,344) (Demand 07/05/13)	0.09	(a)%	07/12/13	$500,000
1,000	BNP Paribas Securities Corp., (dated 06/03/13; proceeds $1,000,230; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 1.75% - 4.00% due 06/20/34 - 04/20/41; valued at $1,030,000) (Demand 07/05/13)	0.09	(a)	09/03/13	1,000,000
1,000	BNP Paribas Securities Corp., (dated 06/05/13; proceeds $1,000,295; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 1.63% - 4.00% due 02/20/21 - 09/20/40; valued at $1,030,000) (Demand 07/05/13)	0.09	(a)	10/01/13	1,000,000
12,300	BNP Paribas Securities Corp., (dated 06/28/13; proceeds $12,300,154; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.49% - 9.00% due 03/15/22 - 05/15/53; valued at $12,669,000)	0.15		07/01/13	12,300,000
1,000	BNP Paribas Securities Corp., (dated 02/20/13; proceeds $1,000,704; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 1.63% - 6.00% due 03/20/19 - 10/20/41; valued at $1,030,000) (Demand 07/05/13)	0.17	(a)	07/19/13	1,000,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$1,000	BNP Paribas Securities Corp., (dated 01/08/13; proceeds $1,000,905; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 1.63% - 2.50% due 01/20/33 - 12/20/38; valued at $1,030,000) (Demand 07/05/13)	0.18	(a)%	07/08/13	$1,000,000
5,000	ING Financial Markets LLC, (dated 06/28/13; proceeds $5,000,067; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.61% due 04/01/38; valued at $5,140,907)	0.16		07/01/13	5,000,000
1,500	Merrill Lynch Pierce Fenner & Smith, (dated 04/10/13; proceeds $1,500,455; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.13% due 12/31/13; valued at $1,530,023) (Demand 07/05/13)	0.12	(a)	07/10/13	1,500,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 04/10/13; proceeds $500,276; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bill Zero Coupon due 07/05/13; valued at $510,098) (Demand 07/05/13)	0.16	(a)	08/12/13	500,000
4,000	Merrill Lynch Pierce Fenner & Smith, (dated 03/01/13; proceeds $4,004,133; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bill Zero Coupon due 07/05/13; valued at $4,080,084) (Demand 07/05/13)	0.20	(a)	09/03/13	4,000,000
10,000	Mizuho Securities USA, Inc., (dated 06/28/13; proceeds $10,000,125; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 4.50% due 07/20/41 - 09/20/41; valued at $10,356,493)	0.15		07/01/13	10,000,000
	Total Repurchase Agreements (Cost $37,800,000)				37,800,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(b)	MATURITY DATE	VALUE
	Floating Rate Notes (16.8%)
	International Banks
$500	ASB Finance Ltd. (c)	0.30%	07/03/13	01/03/14	$500,000
1,000	Bank of Nova Scotia	0.33	07/02/13	07/02/13	1,000,000
300	BNZ International Funding Ltd.	0.29	09/06/13	12/06/13	300,000
350	BNZ International Funding Ltd. (c)	0.29	09/09/13	12/09/13	350,000
3,500	National Australia Bank	0.27 - 0.28	07/11/13 - 08/09/13	08/09/13 - 10/11/13	3,500,000
2,000	Rabobank Nederland NY	0.33	09/24/13	03/24/14	2,000,000
1,000	Royal Bank of Canada	0.33	07/11/13	07/11/13	1,000,000
3,270	Toronto Dominion Bank	0.27 - 0.28	07/19/13 - 09/13/13	07/26/13 - 10/21/13	3,270,000
1,250	Westpac Banking Corp. (c)	0.27	08/27/13	08/27/13	1,249,990
1,000	Westpac Banking Corp.	0.28	07/09/13	10/09/13	1,000,000
	Total Floating Rate Notes (Cost $14,169,990)				14,169,990
			ANNUALIZED YIELD ON DATE OF PURCHASE
	Certificates of Deposit (13.3%)
	Domestic Bank (3.6%)
3,000	Branch Banking & Trust Co.		0.10%	07/02/13	3,000,000
	International Banks (9.7%)
3,000	Bank of Montreal		0.13	07/05/13	3,000,000
900	Credit Suisse NY		0.25	07/31/13	900,000
1,850	Deutsche Bank AG		0.35 - 0.37	10/30/13 - 11/26/13	1,850,000
900	Skandin Ens Banken AB		0.30	11/07/13	899,984
750	Sumitomo Mitsui Banking Corp.		0.23	09/10/13	750,000
750	Toronto Dominion Bank		0.15	07/15/13	750,000
					8,149,984
	Total Certificates of Deposit (Cost $11,149,984)				11,149,984
	Commercial Paper (12.8%)
	International Banks
800	KFW International Finance, Inc. (c)		0.20	07/10/13	799,951
2,600	Mizuho Funding LLC (c)		0.24 - 0.25	07/12/13 - 07/19/13	2,599,733
1,000	NRW Bank		0.11	07/02/13	999,991
1,900	Oversea Chinese Banking Corporation		0.22 - 0.27	07/22/13 - 10/04/13	1,899,036

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)			ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$2,000	Skandin Ens Banken AB (c)		0.30%	11/01/13	$1,997,917
1,500	Sumitomo Mitsui Banking Corp.		0.24	08/27/13	1,499,410
400	Svenska Handelsbanken AB (c)		0.25	07/05/13	399,983
600	UOB Funding LLC		0.22	07/10/13 - 07/16/13	599,953
	Total Commercial Paper (Cost $10,795,974)				10,795,974
		COUPON RATE(a)	DEMAND DATE(b)
	Extendible Floating Rate Notes (8.7%)
	Domestic Banks (4.8%)
2,000	JPMorgan Chase Bank NA (Extendible Maturity Date 07/07/14)	0.35%	09/07/13	03/07/19	2,000,000
2,000	Wells Fargo Bank NA (Extendible Maturity Date 07/14/14 - 07/18/14)	0.32 - 0.33	07/22/13 - 09/15/13	03/20/19 - 07/15/19	2,000,000
					4,000,000
	International Banks (3.9%)
1,000	Bank of Nova Scotia (Extendible Maturity Date 07/30/14)	0.34	07/30/13	01/31/19	1,000,000
1,000	Royal Bank of Canada (Extendible Maturity Date 07/01/14)	0.37	07/01/13	04/01/19	999,924
1,300	Svenska Handelsbanken AB (b) (Extendible Maturity Date 12/31/13)	0.28	07/15/13	05/13/16	1,300,000
					3,299,924
	Total Extendible Floating Rate Notes (Cost $7,299,924)				7,299,924

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(b)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (3.6%)
	Weekly Variable Rate Bond
$3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.06%	07/05/13	10/01/48	$3,000,000
	Total Investments (Cost $84,215,872)			100.1%	84,215,872
	Liabilities in Excess of Other Assets			(0.1)	(61,741)
	Net Assets			100.0%	$84,154,131

  (a)  Rate shown is the rate in effect at June 30, 2013.

  (b)  Date of next interest rate reset.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

MATURITY SCHEDULE†

1 - 30 Days	76.3%
31 - 60 Days	7.7
61 - 90 Days	9.0
91 - 120 Days	1.4
121 + Days	5.6
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (67.6%)
	Basic Materials (2.3%)
$190	ArcelorMittal (Luxembourg)	9.50%	02/15/15	$208,288
85	Ecolab, Inc.	1.00	08/09/15	84,952
115	Ecolab, Inc.	3.00	12/08/16	120,081
60	Freeport-McMoRan Copper & Gold, Inc. (a)	2.375	03/15/18	57,127
175	Goldcorp, Inc. (Canada)	2.125	03/15/18	167,753
260	Kinross Gold Corp. (Canada)	3.625	09/01/16	259,650
125	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	124,337
				1,022,188
	Communications (5.4%)
250	Amazon.com, Inc.	1.20	11/29/17	242,041
375	AT&T, Inc.	2.50	08/15/15	386,613
300	Comcast Corp.	6.50	01/15/15	326,021
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	230,295
145	News America, Inc.	5.30	12/15/14	154,328
175	Time Warner Cable, Inc.	6.75	07/01/18	200,530
225	Verizon Communications, Inc.	1.10	11/01/17	217,941
350	Viacom, Inc.	4.375	09/15/14	365,008
275	Vodafone Group PLC (United Kingdom)	1.25	09/26/17	263,231
				2,386,008
	Consumer, Cyclical (3.7%)
305	Best Buy Co., Inc.	3.75	03/15/16	305,762
280	Daimler Finance North America LLC (a)	1.875	09/15/14	282,554
230	Glencore Funding LLC (a)	1.70	05/27/16	223,190
220	Home Depot, Inc.	5.40	03/01/16	245,297
430	Volkswagen International Finance N.V. (Germany) (a)	1.625	03/22/15	435,203
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	140,537
				1,632,543
	Consumer, Non-Cyclical (12.8%)
255	AbbVie, Inc. (a)	1.20	11/06/15	255,427
265	AbbVie, Inc. (a)	1.75	11/06/17	259,895
250	Altria Group, Inc.	4.125	09/11/15	266,549
150	Amgen, Inc.	2.50	11/15/16	155,109
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	173,429
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	217,671
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	277,635
200	BAT International Finance PLC (United Kingdom) (a)	1.40	06/05/15	201,683

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$265	Baxter International, Inc.	1.85%	06/15/18	$263,163
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	268,076
430	Coca-Cola Co. (The)	0.75	03/13/15	431,686
100	Covidien International Finance SA	1.35	05/29/15	100,910
275	Diageo Capital PLC (United Kingdom)	1.50	05/11/17	272,774
210	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	208,254
200	Express Scripts Holding Co.	2.75	11/21/14	204,469
120	General Mills, Inc.	0.875	01/29/16	119,380
350	Gilead Sciences, Inc.	3.05	12/01/16	370,258
75	Kellogg Co.	1.125	05/15/15	75,357
250	Kraft Foods Group, Inc.	2.25	06/05/17	251,989
225	Kroger Co. (The)	7.50	01/15/14	233,356
370	McKesson Corp.	3.25	03/01/16	390,410
175	PepsiCo, Inc.	0.75	03/05/15	175,386
200	Takeda Pharmaceutical Co., Ltd. (Japan) (a)	1.031	03/17/15	201,164
85	UnitedHealth Group, Inc.	1.40	10/15/17	83,543
240	WellPoint, Inc.	1.875	01/15/18	235,248
				5,692,821
	Diversified (0.4%)
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	197,149
	Energy (3.2%)
115	Enterprise Products Operating LLC	1.25	08/13/15	115,437
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	236,409
380	Marathon Petroleum Corp.	3.50	03/01/16	399,145
275	Phillips 66	1.95	03/05/15	279,379
305	Spectra Energy Capital LLC	5.90	09/15/13	308,130
100	TransCanada PipeLines Ltd. (Canada)	0.875	03/02/15	100,128
				1,438,628
	Finance (32.8%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	274,572
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	258,171
110	Aflac, Inc.	3.45	08/15/15	115,708
475	American Express Co.	7.25	05/20/14	502,419
205	American Honda Finance Corp. (Japan) (a)	1.60	02/16/18	201,775
260	American International Group, Inc.	3.65	01/15/14	263,887
200	Australia & New Zealand Banking Group Ltd. (Australia)	1.45	05/15/18	193,674

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$325	Banco Bradesco SA (Brazil)	4.50%	01/12/17	$338,813
620	Bank of America Corp., Series 1	3.75	07/12/16	650,401
195	Bank of Montreal (Canada)	1.40	09/11/17	190,618
300	Barclays Bank PLC (United Kingdom)	5.20	07/10/14	313,038
315	BNP Paribas SA (France)	2.375	09/14/17	312,159
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	215,403
110	Canadian Imperial Bank of Commerce (Canada)	1.55	01/23/18	107,255
300	Capital One Financial Corp.	7.375	05/23/14	317,126
405	Citigroup, Inc. (See Note 6)	4.45	01/10/17	434,024
250	Commonwealth Bank of Australia (Australia)	1.95	03/16/15	254,607
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	120,877
250	Credit Agricole SA (France) (a)	2.125	04/17/18	243,132
340	Credit Suisse (Switzerland)	5.50	05/01/14	353,929
250	Discover Bank	2.00	02/21/18	242,235
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	212,428
635	General Electric Capital Corp.	1.625	04/02/18	619,247
325	Goldman Sachs Group, Inc. (The)	2.375	01/22/18	319,437
350	HSBC Finance Corp.	5.25	04/15/15	374,047
255	Hyundai Capital America (a)	2.125	10/02/17	246,777
200	ING Bank N.V. (Netherlands) (a)	3.75	03/07/17	209,508
125	ING US, Inc. (Netherlands) (a)	2.90	02/15/18	125,764
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	192,239
425	JPMorgan Chase & Co.	1.875	03/20/15	430,160
135	JPMorgan Chase & Co.	3.15	07/05/16	140,312
245	Korea Development Bank (The) (Korea, Republic of)	1.50	01/22/18	228,960
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	242,631
275	Metropolitan Life Global Funding I (See Note 6) (a)	1.50	01/10/18	266,904
230	Mizuho Corporate Bank Ltd. (Japan) (a)	1.85	03/21/18	223,508
350	Monumental Global Funding III (a)	5.25	01/15/14	358,801
250	National Australia Bank Ltd. (Australia)	2.00	03/09/15	254,764
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	281,449
240	Nordea Bank AB (Sweden) (a)	0.875	05/13/16	237,522
250	PNC Bank NA	0.80	01/28/16	248,487
250	Principal Financial Group, Inc.	1.85	11/15/17	245,782
320	Prudential Financial, Inc., MTN	4.75	09/17/15	344,523
200	QBE Insurance Group Ltd. (Australia) (a)	2.40	05/01/18	196,290

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$170	Royal Bank of Scotland Group PLC (United Kingdom)	2.55%	09/18/15	$172,942
40	Santander Holdings USA, Inc.	3.00	09/24/15	41,035
200	Skandinaviska Enskilda Banken AB (Sweden) (a)	1.75	03/19/18	194,718
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	313,080
200	Swedbank AB (Sweden) (a)	1.75	03/12/18	194,537
250	Toyota Motor Credit Corp. (Japan)	0.875	07/17/15	251,000
365	UBS AG (Switzerland)	3.875	01/15/15	380,545
330	US Bancorp	2.20	11/15/16	338,764
470	Wells Fargo & Co.	3.676	06/15/16	502,509
350	Westpac Banking Corp. (Australia) (a)	1.375	05/30/18	338,779
				14,631,272
	Industrials (2.1%)
90	Danaher Corp.	1.30	06/23/14	90,647
215	Eaton Corp. (a)	1.50	11/02/17	208,921
200	Heathrow Funding Ltd. (United Kingdom) (a)	2.50	06/25/15	203,282
115	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda) (a)	2.875	01/15/19	113,589
50	Precision Castparts Corp.	0.70	12/20/15	49,736
250	Waste Management, Inc.	2.60	09/01/16	258,384
				924,559
	Technology (2.3%)
160	Applied Materials, Inc.	2.65	06/15/16	165,951
275	EMC Corp.	1.875	06/01/18	272,156
110	Hewlett-Packard Co.	3.30	12/09/16	114,278
200	Intel Corp.	1.35	12/15/17	195,934
300	TSMC Global Ltd. (Taiwan) (a)	1.625	04/03/18	289,154
				1,037,473
	Utilities (2.6%)
300	Commonwealth Edison Co.	1.625	01/15/14	301,744
350	Enel Finance International N.V. (Italy) (a)	3.875	10/07/14	358,504
225	GDF Suez (France) (a)	1.625	10/10/17	221,812
125	Georgia Power Co.	0.75	08/10/15	124,825
175	Northeast Utilities	1.45	05/01/18	170,057
				1,176,942
	Total Corporate Bonds (Cost $30,374,462)			30,139,583

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	U.S. Treasury Securities (12.1%)
	U.S. Treasury Notes
$970		0.375%		01/15/16	$966,589
640		0.875		04/30/17	636,900
408		1.25		10/31/15	415,555
428		1.625		11/15/22	399,595
2,825		2.25		03/31/16	2,952,676
	Total U.S. Treasury Securities (Cost $5,446,921)				5,371,315
	Asset-Backed Securities (11.6%)
200	Ally Auto Receivables Trust	0.57		08/20/15	199,357
200	Ally Master Owner Trust	2.15		01/15/16	201,173
800	American Express Credit Account Master Trust	1.443	(b)	03/15/17	809,800
	CarMax Auto Owner Trust
180		0.52		07/17/17	178,889
88		1.29		09/15/15	88,408
	Chase Issuance Trust
425		0.54		10/16/17	422,088
573		0.59		08/15/17	570,155
76	CNH Equipment Trust	1.17		05/15/15	75,861
	Ford Credit Auto Lease Trust
115		0.57		09/15/15	114,414
210		0.60		03/15/16	207,760
375	Ford Credit Floorplan Master Owner Trust (a)	4.20		02/15/17	394,904
	GE Dealer Floorplan Master Note Trust
275		0.682	(b)	06/20/17	275,136
330		0.792	(b)	07/20/16	330,925
116	Hyundai Auto Lease Securitization Trust (a)	1.02		08/15/14	116,315
475	John Deere Owner Trust	0.60		03/15/17	472,904
34	MMCA Auto Owner Trust (a)	1.22		01/15/15	34,376
	North Carolina State Education Assistance Authority
67		0.00	(b)	01/25/21	66,900
225		1.076	(b)	07/25/25	226,337
100	Panhandle-Plains Higher Education Authority, Inc.	1.224	(b)	07/01/24	100,117
235	Volvo Financial Equipment LLC (a)	0.74		03/15/17	234,042
60	World Omni Automobile Lease Securitization Trust	0.93		11/16/15	60,010
	Total Asset-Backed Securities (Cost $4,618,708)				5,179,871

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (3.7%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$189		2.698%	07/01/38	$200,846
61		2.726	07/01/36	65,068
41		2.933	01/01/38	43,487
	Federal National Mortgage Association, Conventional Pools:
207		2.342	05/01/35	220,585
249		2.624	09/01/38	265,885
378		2.658	04/01/38	402,611
269		2.816	10/01/39	286,918
	Government National Mortgage Association, Various Pools:
154		3.00	11/20/39 - 02/20/40	162,398
	Total Agency Adjustable Rate Mortgages (Cost $1,651,653)			1,647,798
	Collateralized Mortgage Obligations - Agency Collateral Series (2.5%)
	Federal Home Loan Mortgage Corporation
245		1.426	08/25/17	246,494
221	REMIC	7.50	09/15/29	256,266
	Federal National Mortgage Association
225		0.595	08/25/15	224,851
125		0.953	11/25/15	125,831
250		1.083	02/25/16	251,701
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,089,706)			1,105,143
	Agency Fixed Rate Mortgages (0.6%)
	Federal National Mortgage Association, Conventional Pools:
132		6.50	01/01/32 - 11/01/33	148,317
107		7.00	08/01/29 - 06/01/32	124,248
	Total Agency Fixed Rate Mortgages (Cost $248,475)			272,565

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Sovereign (0.5%)
$200	Qatar Government International Bond (Qatar) (Cost $211,500) (a)	4.00%	01/20/15	$208,260
	Commercial Mortgage-Backed Security (0.2%)
99	Citigroup Commercial Mortgage Trust (See Note 6) (Cost $101,737)	2.11	01/12/18	99,806
	Short-Term Investments (1.7%)
	U.S. Treasury Securities (0.2%)
	U.S. Treasury Bills
10	(c)(d)	0.018	08/08/13	10,000
75	(c)(d)	0.121	08/08/13	74,990
	Total U.S. Treasury Securities (Cost $84,990)			84,990
NUMBER OF SHARES (000)
	Investment Company (1.5%)
646	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $645,972)			645,972
	Total Short-Term Investments (Cost $730,962)			730,962
	Total Investments (Cost $44,474,124) (e)		100.5%	44,755,303
	Liabilities in Excess of Other Assets		(0.5)	(208,084)
	Net Assets		100.0%	$44,547,219

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2013.

  (c)  Rate shown is the yield to maturity at June 30, 2013.

  (d)  All or a portion of this security has been physically segregated in connection with open futures contracts.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
31	Long	U.S. Treasury 2 yr. Note, Sep-13	$6,820,000	$(5,969)
16	Long	U.S. Treasury 10 yr. Note, Sep-13	2,025,000	(46,625)
6	Long	U.S. Treasury Long Bond, Sep-13	815,062	(28,734)
1	Long	U.S. Treasury 5 yr. Note, Sep-13	121,047	(1,516)
Total Unrealized Depreciation				$(82,844)

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT JUNE 30, 2013:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank Alcoa, Inc.	Buy	$250	1.00%	9/20/18	$(879)	$26,140	$25,261	BBB-
JPMorgan Chase CDX.NA.IG.20	Sell	110	1.00	6/20/18	(587)	1,290	703	NR
JPMorgan Chase CDX.NA.IG.20	Sell	600	1.00	6/20/18	522	3,314	3,836	NR
JPMorgan Chase Kohl's Corporation	Buy	250	1.00	6/20/18	(10,228)	14,208	3,980	BBB+
Total Credit Default Swaps		$1,210			$(11,172)	$44,952	$33,780

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
Bank of America	$660	3 Month LIBOR	Receive	2.10%	02/05/23	$25,264
Goldman Sachs	1,050	3 Month LIBOR	Receive	2.09	02/15/23	42,432
Royal Bank of Canada	1,060	3 Month LIBOR	Receive	2.06	02/06/23	44,912
Total Unrealized Appreciation						$112,608

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

LONG TERM CREDIT ANALYSIS+
AAA	12.5%
AA	30.7
A	38.7
BBB	16.1
BB	0.5
B or Below	0.0
Not Rated	1.5
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long futures contracts with an underlying face amount of $9,781,109 with total unrealized depreciation of $82,844. Also does not include open swap agreements with net unrealized appreciation of $101,436.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (95.7%)
		Basic Materials (5.9%)
	$175	Agrium, Inc. (Canada)	3.50%	06/01/23	$168,683
	333	Allegheny Technologies, Inc.	4.25	06/01/14	344,239
	545	ArcelorMittal (Luxembourg)	10.35	06/01/19	647,187
EUR	811	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	221,823
	$745	CF Industries, Inc.	6.875	05/01/18	876,828
	390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	378,300
	420	Freeport-McMoRan Copper & Gold, Inc. (a)	2.375	03/15/18	399,891
	350	Freeport-McMoRan Copper & Gold, Inc. (a)	3.875	03/15/23	317,407
	595	Georgia-Pacific LLC	8.875	05/15/31	833,296
	890	Goldcorp, Inc. (Canada)	3.70	03/15/23	789,681
	535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	559,356
	580	Kinross Gold Corp. (Canada)	5.125	09/01/21	561,617
	545	Lubrizol Corp.	8.875	02/01/19	717,245
	1,000	MeadWestvaco Corp.	7.375	09/01/19	1,184,550
	550	NewMarket Corp.	4.10	12/15/22	533,897
	290	Syngenta Finance N.V. (Switzerland)	4.375	03/28/42	283,619
	341	United States Steel Corp.	4.00	05/15/14	350,377
	195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	198,410
	210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	213,020
					9,579,426
		Communications (10.2%)
	1,100	AT&T, Inc.	5.35	09/01/40	1,117,017
	875	AT&T, Inc.	6.30	01/15/38	975,974
	575	British Sky Broadcasting Group PLC (United Kingdom) (a)	3.125	11/26/22	538,769
	310	Cablevision Systems Corp.	7.75	04/15/18	334,800
	575	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849	04/15/23	543,286
	920	Comcast Corp.	6.40	05/15/38	1,101,786
	195	CSC Holdings LLC	6.75	11/15/21	211,088
	300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	417,229
	825	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	793,935
	250	Discovery Communications LLC	3.25	04/01/23	234,916
	350	MDC Partners, Inc. (Canada) (a)	6.75	04/01/20	350,875
	505	MetroPCS Wireless, Inc. (a)	6.25	04/01/21	515,731
	225	NBC Universal Media LLC	2.875	01/15/23	214,154
	1,045	NBC Universal Media LLC	4.375	04/01/21	1,129,096
	350	News America, Inc.	6.15	02/15/41	390,022
	200	News America, Inc.	6.40	12/15/35	224,094
	700	Omnicom Group, Inc.	3.625	05/01/22	676,396
	263	Priceline.com, Inc.	1.00	03/15/18	307,052

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$900	Qtel International Finance Ltd. (Qatar) (a)	3.25%	02/21/23	$821,250
260	Qwest Corp.	6.875	09/15/33	252,850
357	RF Micro Devices, Inc.	1.00	04/15/14	365,479
320	SK Telecom Co., Ltd. (Korea, Republic of) (a)	2.125	05/01/18	305,344
375	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	367,393
580	Telefonica Europe BV (Spain)	8.25	09/15/30	698,024
490	Time Warner Cable, Inc.	4.50	09/15/42	381,354
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,375,062
760	Time Warner, Inc.	7.70	05/01/32	968,926
785	Verizon Communications, Inc.	3.85	11/01/42	653,998
450	WPP Finance 2010 (United Kingdom)	3.625	09/07/22	425,403
				16,691,303
	Consumer, Cyclical (5.1%)
425	American Airlines 2013-1 Class A Pass-Through Trust (a)	4.00	07/15/25	401,625
650	British Airways PLC (United Kingdom) (a)(b)	4.625	06/20/24	651,215
715	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	783,819
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	560,343
425	Exide Technologies (c)(d)	8.625	02/01/18	263,500
925	Gap, Inc. (The)	5.95	04/12/21	1,024,684
470	Glencore Funding LLC (a)	2.50	01/15/19	425,752
333	Iconix Brand Group, Inc.	2.50	06/01/16	377,123
208	International Game Technology	3.25	05/01/14	222,040
445	Macy's Retail Holdings, Inc.	3.875	01/15/22	446,946
575	QVC, Inc. (a)	4.375	03/15/23	537,381
275	US Airways 2013-1 Class A Pass-Through Trust	3.95	11/15/25	264,688
565	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	574,818
745	Wesfarmers Ltd. (Australia) (a)	1.874	03/20/18	732,485
780	Wyndham Worldwide Corp.	4.25	03/01/22	761,005
265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	295,581
				8,323,005
	Consumer, Non-Cyclical (8.1%)
775	Actavis, Inc.	3.25	10/01/22	723,951
765	Aetna, Inc.	2.75	11/15/22	705,986
400	Albea Beauty Holdings SA (a)	8.375	11/01/19	394,000
819	Amgen, Inc.	5.15	11/15/41	818,701
340	ARAMARK Corp. (a)	5.75	03/15/20	349,350
795	Boston Scientific Corp.	6.00	01/15/20	901,074
260	BRF SA (Brazil) (a)	3.95	05/22/23	229,450
290	ConAgra Foods, Inc.	3.20	01/25/23	277,883
275	ConAgra Foods, Inc.	4.65	01/25/43	255,726
350	ESAL GmbH (Brazil) (a)	6.25	02/05/23	321,300

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$279	Jarden Corp. (a)	1.875%	09/15/18	$314,747
450	Kraft Foods Group, Inc.	6.875	01/26/39	547,721
760	Life Technologies Corp.	6.00	03/01/20	857,383
700	Mallinckrodt International Finance SA (a)	4.75	04/15/23	668,105
321	PHH Corp.	4.00	09/01/14	341,062
600	Philip Morris International, Inc.	4.50	03/20/42	562,124
455	RR Donnelley & Sons Co.	7.875	03/15/21	466,375
550	SABMiller Holdings, Inc. (a)	3.75	01/15/22	560,745
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	304,437
342	Salix Pharmaceuticals Ltd.	1.50	03/15/19	409,759
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	862,000
230	Teva Pharmaceutical Finance Co., BV (Israel)	2.95	12/18/22	215,928
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	666,251
450	UnitedHealth Group, Inc.	4.25	03/15/43	412,201
630	Verisk Analytics, Inc.	5.80	05/01/21	696,471
281	WellPoint, Inc. (a)	2.75	10/15/42	351,250
				13,213,980
	Energy (9.2%)
160	Access Midstream Partners LP/ACMP Finance Corp.	4.875	05/15/23	149,200
1,075	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	1,045,234
675	Buckeye Partners LP	4.15	07/01/23	658,065
450	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	504,309
225	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	232,453
550	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	664,611
400	Cimarex Energy Co.	5.875	05/01/22	416,000
125	Continental Resources, Inc. (a)	4.50	04/15/23	121,719
420	Continental Resources, Inc.	7.125	04/01/21	464,100
600	DCP Midstream Operating LP	3.875	03/15/23	563,848
425	Energy Transfer Partners LP	3.60	02/01/23	398,545
275	Enterprise Products Operating LLC	5.25	01/31/20	307,780
850	Enterprise Products Operating LLC	5.95	02/01/41	929,302
395	FMC Technologies, Inc.	3.45	10/01/22	379,123
875	Kinder Morgan Energy Partners LP	3.50	09/01/23	821,734
200	Lukoil International Finance BV (Russia)	2.625	06/16/15	214,900
225	Marathon Petroleum Corp.	5.125	03/01/21	248,526
375	Marathon Petroleum Corp.	6.50	03/01/41	429,737
555	Murphy Oil Corp.	3.70	12/01/22	515,836
500	Nexen, Inc. (Canada)	6.40	05/15/37	545,164
650	Phillips 66	4.30	04/01/22	672,818
675	Pioneer Natural Resources Co.	3.95	07/15/22	667,752
670	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	782,368

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$675	Plains All American Pipeline LP/PAA Finance Corp.	8.75%		05/01/19	$880,739
	355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(e)	2.75		05/17/17	357,796
	225	Spectra Energy Capital LLC	8.00		10/01/19	285,125
	170	Tesoro Corp.	5.375		10/01/22	172,975
	700	Valero Energy Corp.	6.125		02/01/20	814,554
	875	Weatherford International Ltd.	4.50		04/15/22	866,610
						15,110,923
		Finance (41.3%)
EUR	200	Aabar Investments PJSC (Germany)	4.00		05/27/16	275,299
	$390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00		06/15/21	407,471
	1,005	ABN Amro Bank N.V. (Netherlands) (a)	4.25		02/02/17	1,073,983
	264	Affiliated Managers Group, Inc.	3.95		08/15/38	340,230
	375	Alexandria Real Estate Equities, Inc.	3.90		06/15/23	358,747
	475	Alexandria Real Estate Equities, Inc.	4.60		04/01/22	484,933
	325	American Campus Communities Operating Partnership LP	3.75		04/15/23	312,505
	1,285	American Financial Group, Inc.	9.875		06/15/19	1,663,979
	720	American International Group, Inc.	6.40		12/15/20	836,236
	350	American International Group, Inc.	8.25		08/15/18	434,987
	775	American Tower Corp.	3.50		01/31/23	711,062
	175	Ares Capital Corp.	5.75		02/01/16	191,844
	825	Banco de Credito del Peru (Peru) (a)	6.125	(f)	04/24/27	839,437
	1,930	Barclays Bank PLC (United Kingdom) (a)	6.05		12/04/17	2,095,856
	800	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	844,000
	610	Bear Stearns Cos. LLC (The)	5.55		01/22/17	668,777
	300	Billion Express Investments Ltd. (China) (e)	0.75		10/18/15	303,225
	540	BNP Paribas SA (France)	5.00		01/15/21	575,062
	75	Boston Properties LP	3.80		02/01/24	73,820
	490	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	538,897
	936	Capital One Bank, USA NA	3.375		02/15/23	886,547
	1,200	Citigroup, Inc. (See Note 6)	8.125		07/15/39	1,589,881
	700	CNA Financial Corp.	7.35		11/15/19	848,676
	260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(f)	06/30/19(g)	335,525
	415	Credit Suisse (Switzerland)	5.40		01/14/20	450,249
	280	Credit Suisse (Switzerland)	6.00		02/15/18	314,826
	665	Deutsche Bank AG (Germany)	4.296	(f)	05/24/28	615,230
	800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	859,193
	425	Discover Bank	7.00		04/15/20	496,671
	715	Discover Financial Services	3.85		11/21/22	672,746
	1,060	Ford Motor Credit Co., LLC	4.207		04/15/16	1,108,054

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$600	Ford Motor Credit Co., LLC	5.00%		05/15/18	$641,354
850	Ford Motor Credit Co., LLC	5.875		08/02/21	928,214
1,145	General Electric Capital Corp.	3.15		09/07/22	1,084,060
545	General Electric Capital Corp.	5.30		02/11/21	598,793
595	General Electric Capital Corp., MTN	5.875		01/14/38	657,160
1,650	General Electric Capital Corp., Series G	6.00		08/07/19	1,918,028
620	Genworth Financial, Inc.	7.70		06/15/20	712,213
3,490	Goldman Sachs Group, Inc. (The)	2.375		01/22/18	3,430,262
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	924,700
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,070,565
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	654,729
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	664,515
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,781,927
400	Healthcare Trust of America Holdings LP (a)	3.70		04/15/23	376,286
300	Host Hotels & Resorts LP, Series D	3.75		10/15/23	275,718
485	HSBC Finance Corp.	6.676		01/15/21	536,993
440	HSBC Holdings PLC (United Kingdom)	4.00		03/30/22	451,310
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	783,978
575	ING Bank N.V. (Netherlands) (a)	3.75		03/07/17	602,335
375	ING US, Inc. (a)	5.65	(f)	05/15/53	353,437
935	Intesa Sanpaolo SpA (Italy)	3.875		01/16/18	898,717
310	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375		04/01/20	302,250
1,675	JPMorgan Chase & Co.	3.375		05/01/23	1,562,899
1,745	JPMorgan Chase & Co.	4.50		01/24/22	1,830,474
900	Kerry Group Financial Services (Ireland) (a)	3.20		04/09/23	831,658
550	Kilroy Realty LP	3.80		01/15/23	516,211
275	Lincoln National Corp.	7.00		06/15/40	342,950
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	733,043
625	Markel Corp.	3.625		03/30/23	596,311
555	Merrill Lynch & Co., Inc.	7.75		05/14/38	636,733
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	4,176,435
600	Metlife Capital Trust IV (See Note 6) (a)	7.875		12/15/37	717,544
830	Mizuho Corporate Bank Ltd. (Japan) (a)	1.85		03/21/18	806,572
600	National Retail Properties, Inc.	3.30		04/15/23	543,353
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,467,928
775	Nationwide Financial Services, Inc. (a)	5.375		03/25/21	846,361
450	Piedmont Operating Partnership LP (a)	3.40		06/01/23	410,631
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	413,772
1,035	Post Apartment Homes LP	3.375		12/01/22	968,909
350	Principal Financial Group, Inc.	1.85		11/15/17	344,095
425	Principal Financial Group, Inc.	8.875		05/15/19	550,735
925	Protective Life Corp.	7.375		10/15/19	1,122,183

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$675	Prudential Financial, Inc.	5.625	(f)%	06/15/43	$663,187
135	Prudential Financial, Inc., MTN	6.625		12/01/37	160,747
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(f)	05/24/41	819,631
575	Realty Income Corp.	3.25		10/15/22	526,955
610	Royal Bank of Scotland Group PLC (United Kingdom)	6.125		12/15/22	582,497
195	Santander Holdings USA, Inc.	3.00		09/24/15	200,047
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	380,020
700	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	706,816
495	SLM Corp., MTN	8.00		03/25/20	537,694
775	Societe Generale SA (France) (a)	5.20		04/15/21	819,533
510	Standard Chartered PLC (United Kingdom) (a)	3.95		01/11/23	475,349
610	Turkiye Is Bankasi (Turkey) (a)	3.75		10/10/18	574,925
250	Wachovia Bank NA	6.60		01/15/38	306,500
575	Weingarten Realty Investors	3.375		10/15/22	528,262
					67,556,452
	Industrials (7.9%)
675	Agilent Technologies, Inc.	3.875		07/15/23	653,223
522	Anixter, Inc.	5.625		05/01/19	542,880
685	Ball Corp.	4.00		11/15/23	636,194
500	Bemis Co., Inc.	4.50		10/15/21	513,798
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	563,075
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	975,036
480	CRH America, Inc.	8.125		07/15/18	584,657
255	Deere & Co.	3.90		06/09/42	232,606
675	Eaton Corp. (a)	2.75		11/02/22	632,757
248	General Cable Corp.	4.50		11/15/29	274,350
1,060	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,133,706
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	609,357
460	Ingersoll-Rand Global Holding Co., Ltd. (Bermuda) (a)	4.25		06/15/23	458,031
950	Koninklijke Philips N.V. (Netherlands)	3.75		03/15/22	954,647
915	L-3 Communications Corp.	4.95		02/15/21	967,656
445	Lafarge SA (France) (a)	6.20		07/09/15	476,150
510	MasTec, Inc.	4.875		03/15/23	485,775
900	Schneider Electric SA (France) (a)	2.95		09/27/22	857,553
135	Sonoco Products Co.	4.375		11/01/21	138,434
269	Trinity Industries, Inc.	3.875		06/01/36	316,748
525	United Technologies Corp.	4.50		06/01/42	519,779
525	Waste Management, Inc.	2.90		09/15/22	483,447
					13,009,859

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Technology (2.5%)
$245	CACI International, Inc.	2.125%	05/01/14	$294,000
235	Hewlett-Packard Co.	2.60	09/15/17	234,924
495	Hewlett-Packard Co.	4.65	12/09/21	495,901
775	Intel Corp.	2.70	12/15/22	725,278
234	Intel Corp.	2.95	12/15/35	255,206
255	Lam Research Corp.	1.25	05/15/18	284,166
400	NetApp, Inc.	2.00	12/15/17	390,012
264	Nuance Communications, Inc.	2.75	11/01/31	273,240
438	Salesforce.com, Inc. (a)	0.25	04/01/18	417,469
276	SanDisk Corp.	1.50	08/15/17	369,323
355	Take-Two Interactive Software, Inc.	1.75	12/01/16	391,609
				4,131,128
	Utilities (5.5%)
775	Boston Gas Co. (a)	4.487	02/15/42	747,714
530	CEZ AS (Czech Republic) (a)	4.25	04/03/22	528,569
495	CMS Energy Corp.	5.05	03/15/22	535,746
280	CMS Energy Corp.	6.25	02/01/20	325,718
730	Consolidated Edison Co. of New York, Inc.	6.65	04/01/19	892,114
750	EDP Finance BV (Portugal) (a)	4.90	10/01/19	740,625
675	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	701,945
1,400	Exelon Generation Co., LLC	4.00	10/01/20	1,422,561
575	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	605,475
900	PPL WEM Holdings PLC (a)	3.90	05/01/16	941,216
590	Puget Energy, Inc.	6.50	12/15/20	661,792
870	TransAlta Corp. (Canada)	4.50	11/15/22	831,259
				8,934,734
	Total Corporate Bonds (Cost $153,247,038)			156,550,810
	Asset-Backed Securities (0.8%)
	CVS Pass-Through Trust
974		6.036	12/10/28	1,101,152
111	(a)	8.353	07/10/31	142,677
	Total Asset-Backed Securities (Cost $1,085,203)			1,243,829
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pool (Cost $1,370)	6.50	12/01/28	1,515

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES				VALUE
	Convertible Preferred Stocks (0.8%)
	Automobiles (0.1%)
4,208	General Motors Co., Series B			$202,657
	Diversified Financial Services (0.2%)
306	Bank of America Corp., Series L			339,813
	Electric Utilities (0.3%)
4,950	NextEra Energy, Inc.			300,712
4,350	PPL Corp.			234,987
				535,699
	Oil, Gas & Consumable Fuels (0.2%)
5,855	Apache Corp., Series D			279,518
	Total Convertible Preferred Stocks (Cost $1,272,176)			1,357,687
PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE
	Short-Term Investments (1.0%)
	U.S. Treasury Securities (0.4%)
	U.S. Treasury Bills
$300	(h)(i)	0.037%	08/08/13	299,988
350	(h)(i)	0.121	08/08/13	349,953
	Total U.S. Treasury Securities (Cost $649,945)			649,941
NUMBER OF SHARES (000)
	Investment Company (0.6%)
1,002	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,002,163)			1,002,163
	Total Short-Term Investments (Cost $1,652,108)			1,652,104
	Total Investments (Cost $157,257,895) (j)		98.3%	160,805,945
	Other Assets in Excess of Liabilities		1.7	2,799,896
	Net Assets		100.0%	$163,605,841

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  When-issued security.

  (c)  Issuer in bankruptcy.

  (d)  Non-income producing security; bond in default.

  (e)  Security trades on the Hong Kong exchange.

  (f)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2013.

  (g)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at June 30, 2013.

  (h)  Rate shown is the yield to maturity at June 30, 2013.

  (i)  All or a portion of this security has been physically segregated in connection with open futures contracts.

  (j)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency forward exchange contracts, futures contracts and swap agreements.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS OPEN AT JUNE 30, 2013:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Wells Fargo Bank		$515,893	EUR	396,597	07/05/13	$343
HSBC Bank PLC	EUR	396,597		$514,403	07/05/13	(1,833)
Wells Fargo Bank	EUR	396,597		$515,959	08/07/13	(347)
Net Unrealized Depreciation						$(1,837)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
164	Long	U.S. Treasury 2 yr. Note, Sep-13	$36,080,000	$(28,344)
147	Long	U.S. Treasury Ultra Long Bond, Sep-13	21,654,938	(829,172)
10	Short	U.S. Treasury Long Bond, Sep-13	(1,358,437)	(9,739)
24	Short	U.S. Treasury 5 yr. Note, Sep-13	(2,905,125)	29,625
205	Short	U.S. Treasury 10 yr. Note, Sep-13	(25,945,313)	403,027
Net Unrealized Depreciation				$(434,603)

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT JUNE 30, 2013:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank Alcoa, Inc.	Buy	$850	1.00%	9/20/18	$(2,988)	$88,874	$85,886	BBB-
JPMorgan Chase CDX.NA.IG.20	Sell	385	1.00	6/20/18	(2,054)	4,515	2,461	NR
JPMorgan Chase CDX.NA.IG.20	Sell	1,700	1.00	6/20/18	1,479	9,390	10,869	NR
JPMorgan Chase Kohl's Corporation	Buy	950	1.00	6/20/18	(38,867)	53,992	15,125	BBB+
Total Credit Default Swaps		$3,885			$(42,430)	$156,771	$114,341

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	$2,000	3 Month LIBOR	Receive	2.04%	02/13/23	$89,850
Deutsche Bank	2,185	3 Month LIBOR	Receive	2.80	05/01/43	267,639
Deutsche Bank	6,510	3 Month LIBOR	Receive	3.03	05/14/43	511,877
Goldman Sachs	2,200	3 Month LIBOR	Receive	2.42	03/22/22	(3,855)
JPMorgan Chase	1,069	3 Month LIBOR	Receive	2.43	03/22/22	(3,261)
JPMorgan Chase	3,960	3 Month LIBOR	Receive	2.09	02/15/23	159,954
Royal Bank of Canada	2,000	3 Month LIBOR	Receive	2.06	02/06/23	85,242
Net Unrealized Appreciation						$1,107,446

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

Currency Abbreviations:

EUR  Euro.

LONG TERM CREDIT ANALYSIS+
AA	4.3%
A	31.7
BBB	50.3
BB	8.7
B or Below	2.1
Not Rated	2.9
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $87,943,813 with net unrealized depreciation of $434,603. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $1,837. Also does not include open swap agreements with net unrealized appreciation of $1,065,016.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2013 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.9%) Australia (4.1%)
	Airports
43,546	Sydney Airport	$134,608
	Diversified
221,026	DUET Group (a)	406,300
	Oil & Gas Storage & Transportation
90,223	APA Group (a)	494,256
	Toll Roads
75,579	Macquarie Atlas Roads Group	134,094
257,687	Transurban Group (a)	1,593,113
		1,727,207
	Transmission & Distribution
67,443	Spark Infrastructure Group (a)	107,015
	Total Australia	2,869,386
	Austria (0.5%)
	Airports
6,832	Flughafen Wien AG	390,575
	Brazil (1.2%)
	Water
79,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	822,390
	Canada (12.3%)
	Oil & Gas Storage & Transportation
76,840	Enbridge, Inc.	3,230,100
125,580	TransCanada Corp. (a)	5,406,735
	Total Canada	8,636,835
	China (6.3%)
	Oil & Gas Storage & Transportation
350,500	Beijing Enterprises Holdings Ltd. (b)	2,523,891
369,000	China Gas Holdings Ltd. (b)	377,276
NUMBER OF SHARES		VALUE
56,000	ENN Energy Holdings Ltd. (b)	$298,554
		3,199,721
	Ports
154,293	China Merchants Holdings International Co., Ltd. (b)	480,422
	Toll Roads
408,000	Jiangsu Expressway Co., Ltd., H Shares (b)	420,833
1,210,300	Sichuan Expressway Co., Ltd., H Shares (b)	324,575
		745,408
	Total China	4,425,551
	France (2.6%)
	Communications
19,630	Eutelsat Communications SA	557,275
45,575	SES SA	1,305,099
	Total France	1,862,374
	Germany (1.7%)
	Airports
19,865	Fraport AG Frankfurt Airport Services Worldwide	1,201,846
	Italy (5.9%)
	Oil & Gas Storage & Transportation
428,036	Snam SpA	1,950,035
	Toll Roads
52,512	Atlantia SpA (a)	856,453
53,155	Societa Iniziative Autostradali e Servizi SpA	434,854
		1,291,307
	Transmission & Distribution
210,360	Terna Rete Elettrica Nazionale SpA (a)	874,018
	Total Italy	4,115,360

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES		VALUE
	Japan (1.4%)
	Oil & Gas Storage & Transportation
174,000	Tokyo Gas Co., Ltd.	$961,404
	Luxembourg (0.6%)
	Communications
20,600	Intelsat SA (c)	412,000
	Netherlands (1.4%)
	Oil & Gas Storage & Transportation
16,686	Koninklijke Vopak N.V.	984,428
	Spain (1.3%)
	Diversified
24,553	Ferrovial SA	392,461
	Toll Roads
28,113	Abertis Infraestructuras SA	490,350
	Total Spain	882,811
	Switzerland (1.3%)
	Airports
1,854	Flughafen Zuerich AG (Registered)	931,367
	United Kingdom (8.3%)
	Transmission & Distribution
378,670	National Grid PLC	4,296,497
	Water
10,820	Pennon Group PLC	106,064
42,100	Severn Trent PLC	1,065,492
33,130	United Utilities Group PLC	344,661
		1,516,217
	Total United Kingdom	5,812,714
	United States (50.0%)
	Communications
45,680	American Tower Corp. REIT	3,342,405
28,220	Crown Castle International Corp. (c)	2,042,846
NUMBER OF SHARES		VALUE
42,400	SBA Communications Corp., Class A (c)	$3,142,688
		8,527,939
	Diversified
95,960	CenterPoint Energy, Inc.	2,254,100
	Oil & Gas Storage & Transportation
5,840	Atmos Energy Corp.	239,790
35,660	Cheniere Energy, Inc. (c)	989,922
55,865	Enbridge Energy Management LLC (c)	1,691,592
76,050	Kinder Morgan, Inc.	2,901,307
38,940	NiSource, Inc.	1,115,242
45,280	Oneok, Inc.	1,870,517
46,850	PG&E Corp.	2,142,451
36,030	Sempra Energy	2,945,813
70,696	Spectra Energy Corp.	2,436,184
74,630	Williams Cos., Inc. (The)	2,423,236
		18,756,054
	Transmission & Distribution
25,810	ITC Holdings Corp.	2,356,453
44,978	Northeast Utilities	1,889,976
		4,246,429
	Water
26,380	American Water Works Co., Inc.	1,087,647
8,490	California Water Service Group	165,640
		1,253,287
	Total United States	35,037,809
	Total Common Stocks (Cost $53,541,865)	69,346,850

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (5.8%) Securities held as Collateral on Loaned Securities (5.5%)
	Investment Company (4.9%)
3,473	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $3,472,839)	$3,472,839
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.6%)
$276	HSBC Securities USA, Inc. (0.15%, dated 06/28/13, due 07/01/13; proceeds $276,214; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.50% - 5.00% due 12/01/26 - 05/01/38; valued at $281,739)	276,210
153	Merrill Lynch & Co., Inc. (0.18%, dated 06/28/13, due 07/01/13; proceeds $153,453; fully collateralized by Common Stocks; a Convertible Preferred Stock; and Exchange Traded Funds; valued at $168,117)	153,450
	Total Repurchase Agreements (Cost $429,660)	429,660
	Total Securities held as Collateral on Loaned Securities (Cost $3,902,499)	3,902,499
NUMBER OF SHARES (000)		VALUE
	Investment Company (0.3%)
199	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $198,967)	$198,967
	Total Short-Term Investments (Cost $4,101,466)	4,101,466
Total Investments (Cost $57,643,331)	104.7%	73,448,316
Liabilities in Excess of Other Assets	(4.7)	(3,315,999)
Net Assets	100.0%	$70,132,317

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  (a)  All or a portion of this security was on loan at June 30, 2013.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Non-income producing security.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$34,982,733		50.3%
Communications	10,802,313		15.5
Transmission & Distribution	9,523,959		13.7
Toll Roads	4,254,272		6.1
Water	3,591,894		5.2
Diversified	3,052,861		4.4
Airports	2,658,396		3.8
Ports	480,422		0.7
Investment Company	198,967		0.3
	$69,545,817	*	100.0%

*  Does not include the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2013 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%) Belgium (1.5%)
	Chemicals
17,897	Umicore SA	$743,829
	Finland (1.7%)
	Machinery
10,227	Kone Oyj, Class B (a)	812,696
	France (14.2%)
	Commercial Banks
23,227	BNP Paribas SA	1,269,047
90,453	Credit Agricole SA (b)	777,425
25,004	Societe Generale SA	859,226
		2,905,698
	Electrical Equipment
17,143	Schneider Electric SA	1,243,569
	Hotels, Restaurants & Leisure
22,674	Accor SA	797,900
	Insurance
63,513	AXA SA	1,247,929
	Media
29,871	SES SA	855,395
	Total France	7,050,491
	Germany (14.3%)
	Automobiles
21,706	Daimler AG (Registered)	1,313,368
5,356	Volkswagen AG (Preference)	1,084,438
		2,397,806
	Health Care Providers & Services
6,634	Fresenius SE & Co., KGaA	817,834
	Industrial Conglomerates
13,800	Siemens AG (Registered)	1,394,809
	Insurance
5,201	Muenchener Rueckversicherungs AG (Registered)	957,261
	Pharmaceuticals
14,370	Bayer AG (Registered)	1,532,476
	Total Germany	7,100,186
NUMBER OF SHARES		VALUE
	Netherlands (2.1%)
	Media
61,147	Reed Elsevier N.V.	$1,018,777
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
44,610	Galp Energia SGPS SA	660,507
	Spain (4.2%)
	Commercial Banks
120,491	Banco Bilbao Vizcaya Argentaria SA	1,010,815
	Information Technology Services
33,803	Amadeus IT Holding SA, Class A (a)	1,080,411
	Total Spain	2,091,226
	Sweden (3.0%)
	Household Products
34,018	Svenska Cellulosa AB, Class B	853,735
	Wireless Telecommunication Services
8,972	Millicom International Cellular SA SDR	646,333
	Total Sweden	1,500,068
	Switzerland (15.5%)
	Food Products
36,035	Nestle SA (Registered)	2,363,420
	Insurance
4,367	Zurich Insurance Group AG (b)	1,132,725
	Pharmaceuticals
28,751	Novartis AG (Registered)	2,042,446
8,486	Roche Holding AG (Genusschein)	2,111,280
		4,153,726
	Total Switzerland	7,649,871

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (39.8%)
	Aerospace & Defense
65,252	Rolls-Royce Holdings PLC (b)	$1,125,438
	Commercial Banks
266,347	Barclays PLC	1,128,002
195,425	HSBC Holdings PLC	2,027,119
		3,155,121
	Household Products
17,611	Reckitt Benckiser Group PLC	1,244,987
	Insurance
72,320	Prudential PLC	1,182,447
	Metals & Mining
208,875	Glencore Xstrata PLC	864,589
	Oil, Gas & Consumable Fuels
65,743	BG Group PLC	1,118,408
244,406	BP PLC	1,692,297
49,224	Royal Dutch Shell PLC, Class A	1,572,212
53,328	Tullow Oil PLC	811,903
		5,194,820
	Pharmaceuticals
64,662	GlaxoSmithKline PLC	1,620,769
	Professional Services
58,276	Experian PLC	1,013,097
	Tobacco
28,097	British American Tobacco PLC	1,439,072
32,814	Imperial Tobacco Group PLC	1,137,912
		2,576,984
	Wireless Telecommunication Services
609,705	Vodafone Group PLC	1,741,991
	Total United Kingdom	19,720,243
	Total Common Stocks (Cost $36,924,470)	48,347,894
NUMBER OF SHARES		VALUE
	Short-Term Investments (3.7%) Securities held as Collateral on Loaned Securities (1.6%)
	Investment Company (1.3%)
632	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $631,601)	$631,601
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.3%)
$110	Barclays Capital, Inc. (0.10%, dated 06/28/13, due 07/01/13; proceeds $109,818; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 05/31/17; valued at $112,015)	109,818
42	Merrill Lynch & Co., Inc. (0.18%, dated 06/28/13, due 07/01/13; proceeds $42,238; fully collateralized by Common Stocks and Exchange Traded Funds; valued at $46,275)	42,238
	Total Repurchase Agreements (Cost $152,056)	152,056
	Total Securities held as Collateral on Loaned Securities (Cost $783,657)	783,657

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (2.1%)
1,050	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,049,904)	$1,049,904
	Total Short-Term Investments (Cost $1,833,561)	1,833,561
Total Investments (Cost $38,758,031)	101.3%	50,181,455
Liabilities in Excess of Other Assets	(1.3)	(644,821)
Net Assets	100.0%	$49,536,634

  SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at June 30, 2013.

  (b)  Non-income producing security.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$7,306,971		14.8%
Commercial Banks	7,071,634		14.3
Oil, Gas & Consumable Fuels	5,855,327		11.9
Insurance	4,520,362		9.2
Tobacco	2,576,984		5.2
Automobiles	2,397,806		4.9
Wireless Telecommunication Services	2,388,324		4.8
Food Products	2,363,420		4.8
Household Products	2,098,722		4.2
Media	1,874,172		3.8
Industrial Conglomerates	1,394,809		2.8
Electrical Equipment	1,243,569		2.5
Aerospace & Defense	1,125,438		2.3
Information Technology Services	1,080,411		2.2
Investment Company	1,049,904		2.1
Professional Services	1,013,097		2.1
Metals & Mining	864,589		1.7
Health Care Providers & Services	817,834		1.7
Machinery	812,696		1.6
Hotels, Restaurants & Leisure	797,900		1.6
Chemicals	743,829		1.5
	$49,397,798	++	100.0%

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2013 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.8%)
	Alternative Energy (1.4%)
44,527	Range Resources Corp.	$3,442,828
	Automobiles (2.5%)
57,537	Tesla Motors, Inc. (a)	6,181,200
	Biotechnology (3.8%)
122,852	Illumina, Inc. (a)	9,194,244
	Chemicals: Diversified (2.9%)
70,069	Monsanto Co.	6,922,817
	Commercial Services (7.7%)
174,341	Advisory Board Co. (The) (a)	9,527,736
144,314	Corporate Executive Board Co. (The)	9,123,531
		18,651,267
	Communications Technology (3.4%)
142,146	Motorola Solutions, Inc.	8,206,089
	Computer Services, Software & Systems (24.0%)
28,449	Baidu, Inc. ADR (China) (a)	2,689,284
562,871	Facebook, Inc., Class A (a)	13,992,973
22,039	Google, Inc., Class A (a)	19,402,475
31,764	LinkedIn Corp., Class A (a)	5,663,521
142,929	Salesforce.com, Inc. (a)	5,457,029
155,161	Solera Holdings, Inc.	8,634,710
38,838	Workday, Inc., Class A (a)	2,489,127
		58,329,119
	Computer Technology (4.8%)
14,240	Apple, Inc.	5,640,179
216,366	Yandex N.V., Class A (Russia) (a)	5,978,193
		11,618,372
	Consumer Lending (7.7%)
15,547	Mastercard, Inc., Class A	8,931,751
52,804	Visa, Inc., Class A	9,649,931
		18,581,682
NUMBER OF SHARES		VALUE
	Diversified Retail (14.4%)
70,434	Amazon.com, Inc. (a)	$19,558,817
662,809	Groupon, Inc. (a)	5,633,877
11,723	Priceline.com, Inc. (a)	9,696,445
		34,889,139
	Financial Data & Systems (2.2%)
160,565	MSCI, Inc. (a)	5,341,997
	Foods (1.7%)
119,501	Fiesta Restaurant Group, Inc. (a)	4,109,639
	Health Care Services (3.4%)
97,378	athenahealth, Inc. (a)	8,249,864
	Insurance: Property-Casualty (2.4%)
114,321	Arch Capital Group Ltd. (a)	5,877,243
	Medical Equipment (3.0%)
14,572	Intuitive Surgical, Inc. (a)	7,381,884
	Pharmaceuticals (3.7%)
144,249	Ironwood Pharmaceuticals, Inc. (a)	1,435,277
86,635	Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,457,541
		8,892,818
	Recreational Vehicles & Boats (3.3%)
264,141	Edenred (France)	8,079,746
	Restaurants (2.8%)
104,522	Starbucks Corp.	6,845,146
	Semiconductors & Components (2.4%)
128,535	First Solar, Inc. (a)	5,749,370
	Textiles Apparel & Shoes (2.3%)
33,972	Christian Dior SA (France)	5,483,235
	Total Common Stocks (Cost $167,249,567)	242,027,699

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2013 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (0.2%)
	Investment Company
606	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $606,178)	$606,178
Total Investments (Cost $167,855,745)	100.0%	242,633,877
Liabilities in Excess of Other Assets	0.0 (b)	(13,833)
Net Assets	100.0%	$242,620,044

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Amount is less than 0.05%.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$58,329,119	24.0%
Diversified Retail	34,889,139	14.4
Commercial Services	18,651,267	7.7
Consumer Lending	18,581,682	7.7
Computer Technology	11,618,372	4.8
Biotechnology	9,194,244	3.8
Pharmaceuticals	8,892,818	3.7
Health Care Services	8,249,864	3.4
Communications Technology	8,206,089	3.4
Recreational Vehicles & Boats	8,079,746	3.3
Medical Equipment	7,381,884	3.0
Chemicals: Diversified	6,922,817	2.9
Restaurants	6,845,146	2.8
Automobiles	6,181,200	2.5
Insurance: Property-Casualty	5,877,243	2.4
Semiconductors & Components	5,749,370	2.4
Textiles Apparel & Shoes	5,483,235	2.3
Financial Data & Systems	5,341,997	2.2
Foods	4,109,639	1.7
Alternative Energy	3,442,828	1.4
Investment Company	606,178	0.2
	$242,633,877	100.0%

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2013 (unaudited)

	Money Market	Limited Duration	Income Plus
Assets:
Investments in securities, at value*	$84,215,872 (1)	$43,308,597	$157,496,357
Investments in affiliates, at value**	—	1,446,706	3,309,588
Total investments in securities, at value	84,215,872	44,755,303	160,805,945
Unrealized appreciation on open swap agreements	—	113,130	1,116,041
Unrealized appreciation on open foreign currency forward exchange contracts	—	—	343
Cash	9,286	—	18,164	(3)
Receivable for:
Investments sold	—	—	1,418,351
Interest and paydown	16,120	299,968	1,812,751
Dividends	—	—	5,546
Premium paid on open swap agreements	—	44,952	156,771
Variation margin	—	—	183,130
Foreign withholding taxes reclaimed	—	—	1,880
Interest and dividends from affiliates	—	10,612	46,339
Shares of beneficial interest sold	158	—	—
Prepaid expenses and other assets	5,089	2,755	7,891
Total Assets	84,246,525	45,226,720	165,573,152
Liabilities:
Collateral on securities loaned, at value	—	—	—
Unrealized depreciation on open swap agreements	—	11,694	51,025
Unrealized depreciation on open foreign currency forward exchange contracts	—	—	2,180
Due to broker	—	—	940,000
Payable for:
Shares of beneficial interest redeemed	44,927	603,563	161,288
Investments purchased	—	—	650,000
Advisory fee	—	11,153	57,678
Distribution fee (Class Y)	—	7,360	18,169
Administration fee	882	2,996	11,011
Transfer agent fee	471	407	488
Variation margin	—	696	—
Accrued expenses and other payables	46,114	41,632	75,472
Total Liabilities	92,394	679,501	1,967,311
Net Assets	$84,154,131	$44,547,219	$163,605,841
Composition of Net Assets:
Paid-in-capital	$84,158,544	$75,157,704	$162,893,901
Net unrealized appreciation (depreciation)	—	299,771	4,176,683
Accumulated undistributed net investment income (net investment loss)	(2,476)	285,379	3,478,634
Accumulated net realized gain (loss)	(1,937)	(31,195,635)	(6,943,377)
Net Assets	$84,154,131	$44,547,219	$163,605,841
* Cost	$84,215,872	$43,024,981	$153,969,576
** Affiliated Cost	$—	$1,449,143	$3,288,319
Class X Shares:
Net Assets	$39,287,811	$9,636,563	$77,213,397
Shares Outstanding (unlimited shares authorized, $0.01 par value)	39,289,647	1,290,260	6,970,929
Net Asset Value Per Share	$1.00	$7.47	$11.08
Class Y Shares:
Net Assets	$44,866,320	$34,910,656	$86,392,444
Shares Outstanding (unlimited shares authorized, $0.01 par value)	44,868,903	4,679,839	7,814,934
Net Asset Value Per Share	$1.00	$7.46	$11.05

(1)  Including repurchase agreements of $37,800,000.

(2)  Including securities loaned at value of $8,996,073 and $841,237, respectively.

(3)  Including foreign currency valued at $18,164, $65,081, and $31,438, respectively with a cost of $18,097, $65,192, and $31,546, respectively.

See Notes to Financial Statements

	Global Infrastructure		European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$69,776,510	(2)	$48,499,950	(2)	$242,027,699
Investments in affiliates, at value**	3,671,806		1,681,505		606,178
Total investments in securities, at value	73,448,316		50,181,455		242,633,877
Unrealized appreciation on open swap agreements	—		—		—
Unrealized appreciation on open foreign currency forward exchange contracts	—		—		—
Cash	560,441	(3)	128,974	(3)	—
Receivable for:
Investments sold	271,772		11,950		471,123
Interest and paydown	—		—		—
Dividends	417,681		116,603		39,015
Premium paid on open swap agreements	—		—		—
Variation margin	—		—		—
Foreign withholding taxes reclaimed	34,824		103,128		—
Interest and dividends from affiliates	10		26		286
Shares of beneficial interest sold	1,659		—		—
Prepaid expenses and other assets	5,869		5,136		10,463
Total Assets	74,740,572		50,547,272		243,154,764
Liabilities:
Collateral on securities loaned, at value	4,397,859		881,194		—
Unrealized depreciation on open swap agreements	—		—		—
Unrealized depreciation on open foreign currency forward exchange contracts	—		—		—
Due to broker	—		—		—
Payable for:
Shares of beneficial interest redeemed	132,228		51,644		278,044
Investments purchased	—		—		—
Advisory fee	33,357		29,382		83,577
Distribution fee (Class Y)	2,902		2,360		12,568
Administration fee	4,689		3,377		16,000
Transfer agent fee	488		488		916
Variation margin	—		—		—
Accrued expenses and other payables	36,732		42,193		143,615
Total Liabilities	4,608,255		1,010,638		534,720
Net Assets	$70,132,317		$49,536,634		$242,620,044
Composition of Net Assets:
Paid-in-capital	$50,180,103		$50,844,311		$149,611,637
Net unrealized appreciation (depreciation)	15,801,207		11,415,992		74,778,132
Accumulated undistributed net investment income (net investment loss)	869,796		1,071,195		(161,300)
Accumulated net realized gain (loss)	3,281,211		(13,794,864)		18,391,575
Net Assets	$70,132,317		$49,536,634		$242,620,044
* Cost	$53,971,525		$37,076,526		$167,249,567
** Affiliated Cost	$3,671,806		$1,681,505		$606,178
Class X Shares:
Net Assets	$56,248,741		$38,441,266		$181,870,280
Shares Outstanding (unlimited shares authorized, $0.01 par value)	6,543,253		2,337,653		4,020,354
Net Asset Value Per Share	$8.60		$16.44		$45.24
Class Y Shares:
Net Assets	$13,883,576		$11,095,368		$60,749,764
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,619,419		676,177		1,357,092
Net Asset Value Per Share	$8.57		$16.41		$44.76

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2013 (unaudited)

	Money Market		Limited Duration	Income Plus
Net Investment Income:
Income
Interest†	$94,130		$484,218	$4,026,845
Dividends†	—		—	43,553
Interest and dividends from affiliates (Note 6)	—		12,082	75,539
Income from securities loaned - net	—		—	—
Total Income	94,130		496,300	4,145,937
†Net of foreign withholding taxes	—		—	—
Expenses
Advisory fee (Note 4)	192,843		70,314	368,611
Distribution fee (Class Y shares) (Note 5)	56,981		46,007	115,788
Professional fees	43,480		33,754	39,017
Administration fee (Note 4)	21,427		18,750	70,212
Custodian fees	10,129		10,999	16,327
Shareholder reports and notices	8,858		8,574	15,553
Trustees' fees and expenses	1,564		1,026	2,821
Transfer agent fees and expenses	1,471		1,240	1,488
Other	3,704		16,830	25,244
Total Expenses	340,457		207,494	655,061
Less: amounts waived	(250,617	)(4)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—		(579)	(2,687)
Net Expenses	89,840		206,915	652,374
Net Investment Income	4,290		289,385	3,493,563
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(2)		182,067	3,722,447
Investments in affiliates (Note 6)	—		8,018	481,934
Futures contracts	—		(167,609)	(781,238)
Swap agreements	—		102,043	378,242
Foreign currency forward exchange contracts	—		—	4,825
Foreign currency translation	—		—	(75)
Net Realized Gain (Loss)	(2)		124,519	3,806,135
Change in Unrealized Appreciation (Depreciation) on:
Investments	—		(757,954)	(11,982,508)
Investments in affiliates (Note 6)	—		(31,206)	(602,258)
Futures contracts	—		(71,974)	(354,900)
Swap agreements	—		132,704	1,350,004
Foreign currency forward exchange contracts	—		—	3,135
Foreign currency translation	—		—	(3)
Net Change in Unrealized Appreciation (Depreciation)	—		(728,430)	(11,586,530)
Net Gain (Loss)	(2)		(603,911)	(7,780,395)
Net Increase (Decrease)	$4,288		$(314,526)	$(4,286,832)

(4)  See Note 5.

(5)  See Note 4.

See Notes to Financial Statements

	Global Infrastructure	European Equity		Multi Cap Growth
Net Investment Income:
Income
Interest†	—	—		—
Dividends†	$1,259,932	$1,288,316		$722,919
Interest and dividends from affiliates (Note 6)	150	294		3,654
Income from securities loaned - net	6,849	61,033		—
Total Income	1,266,931	1,349,643		726,573
†Net of foreign withholding taxes	69,273	136,228		65,861
Expenses
Advisory fee (Note 4)	208,034	226,495		471,179
Distribution fee (Class Y shares) (Note 5)	18,038	14,718		64,331
Professional fees	36,733	35,001		36,337
Administration fee (Note 4)	29,198	20,827		89,748
Custodian fees	22,501	10,732		14,864
Shareholder reports and notices	7,445	7,880		17,734
Trustees' fees and expenses	1,417	1,184		2,826
Transfer agent fees and expenses	1,488	1,488		2,290
Other	8,239	7,953		9,406
Total Expenses	333,093	326,278		708,715
Less: amounts waived	—	(51,221	)(5)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(716)	(360)		(4,469)
Net Expenses	332,377	274,697		704,246
Net Investment Income	934,554	1,074,946		22,327
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	3,521,901	877,667		18,831,591
Investments in affiliates (Note 6)	—	—		—
Futures contracts	—	—		—
Swap agreements	—	—		—
Foreign currency forward exchange contracts	—	—		—
Foreign currency translation	(4,648)	(10,281)		(1,754)
Net Realized Gain (Loss)	3,517,253	867,386		18,829,837
Change in Unrealized Appreciation (Depreciation) on:
Investments	(705,590)	199,488		7,537,677
Investments in affiliates (Note 6)	—	—		—
Futures contracts	—	—		—
Swap agreements	—	—		—
Foreign currency forward exchange contracts	—	—		—
Foreign currency translation	(5,868)	(6,432)		(1,046)
Net Change in Unrealized Appreciation (Depreciation)	(711,458)	193,056		7,536,631
Net Gain (Loss)	2,805,795	1,060,442		26,366,468
Net Increase (Decrease)	$3,740,349	$2,135,388		$26,388,795

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,290	$8,026	$289,385	$712,005	$3,493,563	$7,687,080
Net realized gain (loss)	(2)	15	124,519	211,183	3,806,135	9,574,013
Net change in unrealized appreciation (depreciation)	—	—	(728,430)	759,378	(11,586,530)	7,799,600
Net Increase (Decrease)	4,288	8,041	(314,526)	1,682,566	(4,286,832)	25,060,693
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,006)	(4,981)	(250,020)	(347,237)	(3,915,814)	(5,085,206)
Class Y Shares	(2,279)	(5,523)	(817,023)	(1,155,973)	(4,145,124)	(5,615,046)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(4,285)	(10,504)	(1,067,043)	(1,503,210)	(8,060,938)	(10,700,252)
Net increase (decrease) from transactions in shares of beneficial interest	(6,678,569)	(16,444,948)	(3,434,987)	(7,593,029)	(8,391,093)	(23,839,687)
Net Decrease	(6,678,566)	(16,447,411)	(4,816,556)	(7,413,673)	(20,738,863)	(9,479,246)
Net Assets:
Beginning of period	90,832,697	107,280,108	49,363,775	56,777,448	184,344,704	193,823,950
End of Period	$84,154,131	$90,832,697	$44,547,219	$49,363,775	$163,605,841	$184,344,704
Accumulated Undistributed Net Investment Income (Loss)	$(2,476)	$(2,481)	$285,379	$1,063,037	$3,478,634	$8,046,009

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$934,554	$1,785,078	$1,074,946	$1,789,422
Net realized gain (loss)	3,517,253	5,970,445	867,386	(500,688)
Net change in unrealized appreciation (depreciation)	(711,458)	4,615,322	193,056	7,558,222
Net Increase (Decrease)	3,740,349	12,370,845	2,135,388	8,846,956
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,522,959)	(1,393,488)	(1,199,464)	(1,129,845)
Class Y Shares	(341,515)	(317,994)	(318,348)	(291,780)
Net realized gain
Class X Shares	(4,698,319)	(5,078,266)	—	—
Class Y Shares	(1,165,346)	(1,294,994)	—	—
Total Dividends and Distributions	(7,728,139)	(8,084,742)	(1,517,812)	(1,421,625)
Net increase (decrease) from transactions in shares of beneficial interest	1,986,804	(5,623,624)	(2,994,229)	(8,361,702)
Net Decrease	(2,000,986)	(1,337,521)	(2,376,653)	(936,371)
Net Assets:
Beginning of period	72,133,303	73,470,824	51,913,287	52,849,658
End of Period	$70,132,317	$72,133,303	$49,536,634	$51,913,287
Accumulated Undistributed Net Investment Income (Loss)	$869,796	$1,799,716	$1,071,195	$1,514,061

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$22,327	$955,324
Net realized gain	18,829,837	3,755,676
Net change in unrealized appreciation (depreciation)	7,536,631	22,331,393
Net Increase	26,388,795	27,042,393
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(803,872)	—
Class Y Shares	(149,244)	—
Net realized gain
Class X Shares	(2,596,410)	(3,819,990)
Class Y Shares	(880,535)	(1,066,481)
Total Dividends and Distributions	(4,430,061)	(4,886,471)
Net increase (decrease) from transactions in shares of beneficial interest	10,187,743	(34,644,616)
Net Increase (Decrease)	32,146,477	(12,488,694)
Net Assets:
Beginning of period	210,473,567	222,962,261
End of Period	$242,620,044	$210,473,567
Accumulated Undistributed Net Investment Income (Loss)	$(161,300)	$769,489

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	4,516,697	8,138,796	15,741	39,757	29,910	158,115
Reinvestment of dividends and distributions	2,006	4,981	33,470	45,689	353,732	454,849
Redeemed	(7,498,417)	(17,306,444)	(136,734)	(357,172)	(660,630)	(1,526,605)
Net Increase (Decrease) - Class X	(2,979,714)	(9,162,667)	(87,523)	(271,726)	(276,988)	(913,641)
Amount
Sold	$4,516,697	$8,138,796	$121,623	$308,431	$358,871	$1,835,747
Reinvestment of dividends and distributions	2,006	4,981	250,020	347,237	3,915,814	5,085,206
Redeemed	(7,498,417)	(17,306,444)	(1,056,310)	(2,761,250)	(7,948,552)	(17,784,137)
Net Increase (Decrease) - Class X	$(2,979,714)	$(9,162,667)	$(684,667)	$(2,105,582)	$(3,673,867)	$(10,863,184)
Class Y Shares
Shares
Sold	8,898,487	10,141,795	87,298	152,869	98,784	188,882
Reinvestment of dividends and distributions	2,279	5,523	109,520	152,302	375,124	503,592
Redeemed	(12,599,621)	(17,429,599)	(552,967)	(1,016,517)	(839,478)	(1,792,003)
Net Increase (Decrease) - Class Y	(3,698,855)	(7,282,281)	(356,149)	(711,346)	(365,570)	(1,099,529)
Amount
Sold	$8,898,487	$10,141,795	$673,492	$1,184,321	$1,183,422	$2,189,967
Reinvestment of dividends and distributions	2,279	5,523	817,023	1,155,973	4,145,124	5,615,046
Redeemed	(12,599,621)	(17,429,599)	(4,240,835)	(7,827,741)	(10,045,772)	(20,781,516)
Net Increase (Decrease) - Class Y	$(3,698,855)	$(7,282,281)	$(2,750,320)	$(5,487,447)	$(4,717,226)	$(12,976,503)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	55,470	30,394	9,747	13,569
Reinvestment of dividends and distributions	723,404	780,670	72,916	79,622
Redeemed	(505,849)	(1,303,365)	(205,021)	(536,124)
Net Increase (Decrease) - Class X	273,025	(492,301)	(122,358)	(442,933)
Amount
Sold	$540,834	$269,633	$167,991	$209,416
Reinvestment of dividends and distributions	6,221,278	6,471,754	1,199,464	1,129,845
Redeemed	(4,936,755)	(11,564,117)	(3,520,647)	(8,130,383)
Net Increase (Decrease) - Class X	$1,825,357	$(4,822,730)	$(2,153,192)	$(6,791,122)
Class Y Shares
Shares
Sold	27,749	46,975	3,735	1,462
Reinvestment of dividends and distributions	175,830	195,041	19,400	20,606
Redeemed	(168,279)	(322,481)	(70,955)	(124,257)
Net Increase (Decrease) - Class Y	35,300	(80,465)	(47,820)	(102,189)
Amount
Sold	$270,907	$415,592	$62,697	$21,281
Reinvestment of dividends and distributions	1,506,861	1,612,988	318,348	291,780
Redeemed	(1,616,321)	(2,829,474)	(1,222,082)	(1,883,641)
Net Increase (Decrease) - Class Y	$161,447	$(800,894)	$(841,037)	$(1,570,580)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth
	For The Six Months Ended June 30, 2013	For The Year Ended December 31, 2012
	(unaudited)
Class X Shares
Shares
Sold	8,124	15,963
Issued due to a tax-free reorganization	249,276	—
Reinvestment of dividends and distributions	75,161	95,285
Redeemed	(333,303)	(734,540)
Net Decrease - Class X	(742)	(623,292)
Amount
Sold	$353,153	$651,185
Issued due to a tax-free reorganization	10,973,148	—
Reinvestment of dividends and distributions	3,400,282	3,819,990
Redeemed	(14,713,506)	(30,117,363)
Net Increase (Decrease) - Class X	$13,077	$(25,646,188)
Class Y Shares
Shares
Sold	809	20,602
Issued due to a tax-free reorganization	360,951	—
Reinvestment of dividends and distributions	23,001	26,864
Redeemed	(150,821)	(266,996)
Net Increase (Decrease) - Class Y	233,940	(219,530)
Amount
Sold	$36,793	$812,587
Issued due to a tax-free reorganization	15,701,356	—
Reinvestment of dividends and distributions	1,029,779	1,066,481
Redeemed	(6,593,262)	(10,877,496)
Net Increase (Decrease) - Class Y	$10,174,666	$(8,998,428)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of six Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Infrastructure	March 1, 1990
Limited Duration	May 4, 1999	European Equity	March 1, 1991
Income Plus	March 1, 1987	Multi Cap Growth	March 9, 1984

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.
Global Infrastructure	Seeks both capital appreciation and current income.
European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. All remaining Portfolios: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (8) investments in mutual funds,

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	GROSS ASSET AMOUNT PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Money Market	$37,800,000	—	$(37,800,000	)(1)	$0

(1)  The actual collateral received is greater than the amount shown here due to overcollateralization.

D. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

E. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

G. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

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The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Global Infrastructure	$8,996,073	(1)	—	$(8,996,073	)(2)(3)	$0
European Equity	841,273	(1)	—	(841,273	)(3)(4)	0

(1)  Represents market value of loaned securities at period end.

(2)  The Portfolio received cash collateral of $4,397,859, of which $3,902,499 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2013, there was uninvested cash collateral of $495,360 which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $5,073,976 in the form of U.S. Government Obligations, which the Portfolio cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments.

(3)  The actual collateral received is greater than the amount shown here due to overcollateralization.

(4)  The Portfolio received cash collateral of $881,194, of which $783,657 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2013, there was uninvested cash collateral of $97,537 which is not reflected in the Portfolio of Investments.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2013.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$37,800,000	$—	$37,800,000
Floating Rate Notes	—	14,169,990	—	14,169,990
Certificates of Deposit	—	11,149,984	—	11,149,984
Commercial Paper	—	10,795,974	—	10,795,974
Extendible Floating Rate Notes	—	7,299,924	—	7,299,924
Tax-Exempt Instruments
Weekly Variable Rate Bond	—	3,000,000	—	3,000,000
Total Assets	$—	$84,215,872	$—	$84,215,872
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$30,139,583	$—	$30,139,583
U.S. Treasury Securities	—	5,371,315	—	5,371,315
Asset-Backed Securities	—	5,179,871	—	5,179,871
Agency Adjustable Rate Mortgages	—	1,647,798	—	1,647,798
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,105,143	—	1,105,143
Agency Fixed Rate Mortgages	—	272,565	—	272,565
Sovereign	—	208,260	—	208,260
Commercial Mortgage-Backed Security	—	99,806	—	99,806
Total Fixed Income Securities	—	44,024,341	—	44,024,341
Short-Term Investments
U.S. Treasury Securities	—	84,990	—	84,990
Investment Company	645,972	—	—	645,972
Total Short-Term Investments	645,972	84,990	—	730,962
Credit Default Swap Agreements	—	522	—	522
Interest Rate Swap Agreements	—	112,608	—	112,608
Total Assets	645,972	44,222,461	—	44,868,433
Liabilities:
Futures Contracts	(82,844)	—	—	(82,844)
Credit Default Swap Agreements	—	(11,694)	—	(11,694)
Total Liabilities	(82,844)	(11,694)	—	(94,538)
Total	$563,128	$44,210,767	$—	$44,773,895

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$156,550,810	$—	$156,550,810
Asset-Backed Securities	—	1,243,829	—	1,243,829
Agency Fixed Rate Mortgage	—	1,515	—	1,515
Total Fixed Income Securities	—	157,796,154	—	157,796,154
Convertible Preferred Stocks	1,357,687	—	—	1,357,687
Short-Term Investments
U.S. Treasury Securities	—	649,941	—	649,941
Investment Company	1,002,163	—	—	1,002,163
Total Short-Term Investments	1,002,163	649,941	—	1,652,104
Foreign Currency Forward Exchange Contracts	—	343	—	343
Futures Contracts	432,652	—	—	432,652
Credit Default Swap Agreements	—	1,479	—	1,479
Interest Rate Swap Agreements	—	1,114,562	—	1,114,562
Total Assets	2,792,502	159,562,479	—	162,354,981
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,180)	—	(2,180)
Futures Contracts	(867,255)	—	—	(867,255)
Credit Default Swap Agreements	—	(43,909)	—	(43,909)
Interest Rate Swap Agreements	—	(7,116)	—	(7,116)
Total Liabilities	(867,255)	(53,205)	—	(920,460)
Total	$1,925,247	$159,509,274	$—	$161,434,521
Global Infrastructure
Assets:
Common Stocks
Airports	$2,658,396	$—	$—	$2,658,396
Communications	10,802,313	—	—	10,802,313
Diversified	3,052,861	—	—	3,052,861
Oil & Gas Storage & Transportation	34,982,733	—	—	34,982,733
Ports	480,422	—	—	480,422
Toll Roads	4,254,272	—	—	4,254,272
Transmission & Distribution	9,523,959	—	—	9,523,959
Water	3,591,894	—	—	3,591,894
Total Common Stocks	69,346,850	—	—	69,346,850

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
Investment Company	$3,671,806	$—	$—	$3,671,806
Repurchase Agreements	—	429,660	—	429,660
Total Short-Term Investments	3,671,806	429,660	—	4,101,466
Total Assets	$73,018,656	$429,660	$—	$73,448,316
European Equity
Assets:
Common Stocks
Aerospace & Defense	$1,125,438	$—	$—	$1,125,438
Automobiles	2,397,806	—	—	2,397,806
Chemicals	743,829	—	—	743,829
Commercial Banks	7,071,634	—	—	7,071,634
Electrical Equipment	1,243,569	—	—	1,243,569
Food Products	2,363,420	—	—	2,363,420
Health Care Providers & Services	817,834	—	—	817,834
Hotels, Restaurants & Leisure	797,900	—	—	797,900
Household Products	2,098,722	—	—	2,098,722
Industrial Conglomerates	1,394,809	—	—	1,394,809
Information Technology Services	1,080,411	—	—	1,080,411
Insurance	4,520,362	—	—	4,520,362
Machinery	812,696	—	—	812,696
Media	1,874,172	—	—	1,874,172
Metals & Mining	864,589	—	—	864,589
Oil, Gas & Consumable Fuels	5,855,327	—	—	5,855,327
Pharmaceuticals	7,306,971	—	—	7,306,971
Professional Services	1,013,097	—	—	1,013,097
Tobacco	2,576,984	—	—	2,576,984
Wireless Telecommunication Services	2,388,324	—	—	2,388,324
Total Common Stocks	48,347,894	—	—	48,347,894
Short-Term Investments
Investment Company	1,681,505	—	—	1,681,505
Repurchase Agreements	—	152,056	—	152,056
Total Short-Term Investments	1,681,505	152,056	—	1,833,561
Total Assets	$50,029,399	$152,056	$—	$50,181,455

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Alternative Energy	$3,442,828	$—	$—	$3,442,828
Automobiles	6,181,200	—	—	6,181,200
Biotechnology	9,194,244	—	—	9,194,244
Chemicals: Diversified	6,922,817	—	—	6,922,817
Commercial Services	18,651,267	—	—	18,651,267
Communications Technology	8,206,089	—	—	8,206,089
Computer Services, Software & Systems	58,329,119	—	—	58,329,119
Computer Technology	11,618,372	—	—	11,618,372
Consumer Lending	18,581,682	—	—	18,581,682
Diversified Retail	34,889,139	—	—	34,889,139
Financial Data & Systems	5,341,997	—	—	5,341,997
Foods	4,109,639	—	—	4,109,639
Health Care Services	8,249,864	—	—	8,249,864
Insurance: Property-Casualty	5,877,243	—	—	5,877,243
Medical Equipment	7,381,884	—	—	7,381,884
Pharmaceuticals	8,892,818	—	—	8,892,818
Recreational Vehicles & Boats	8,079,746	—	—	8,079,746
Restaurants	6,845,146	—	—	6,845,146
Semiconductors & Components	5,749,370	—	—	5,749,370
Textiles Apparel & Shoes	5,483,235	—	—	5,483,235
Total Common Stocks	242,027,699	—	—	242,027,699
Short-Term Investment — Investment Company	606,178	—	—	606,178
Total Assets	$242,633,877	$—	$—	$242,633,877

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on

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the NYSE which resulted in their Level 2 classification. As of June 30, 2013, securities transferred from Level 2 to Level 1. The values of the transfers were as follows:

GLOBAL INFRASTRUCUTRE	EUROPEAN EQUITY	MULTI CAP GROWTH
$23,834,163	$45,852,146	$8,079,746

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Convertible Preferred Stocks
Beginning Balance	$1,612,263
Purchases	177,270
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate action	(374,409)
Change in unrealized appreciation/depreciation	227,961
Realized gains (losses)	(1,643,085)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2013.	$—

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are

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marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk to the extent that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During

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the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer

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Protection Act and related regulatory developments require the clearing and exchange-trading of certain OTC swap agreements. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2013.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate	Net variation margin	$—	Net variation margin	$(82,844)†
	Risk	Unrealized appreciation on open swap agreements	112,608	Unrealized depreciation on open swap agreements	—
	Credit Risk	Unrealized appreciation on open swap agreements	522	Unrealized depreciation on open swap agreements	(11,694)
		Total	$113,130	Total	$(94,538)

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PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Income Plus	Interest Rate	Net variation margin	$432,652	†	Net variation margin	$(867,255)†
	Risk	Unrealized appreciation on open swap agreements	1,114,562		Unrealized depreciation on open swap agreements	(7,116)
	Credit Risk	Unrealized appreciation on open swap agreements	1,479		Unrealized depreciation on open swap agreements	(43,909)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	343		Unrealized depreciation on open foreign currency forward exchange contracts	(2,180)
		Total	$1,549,036		Total	$(920,460)

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Limited Duration	Interest Rate Risk	$(167,609)	$—	$114,099
	Credit Risk	—	—	(12,056)
	Total	$(167,609)	$—	$102,043
Income Plus	Interest Rate Risk	$(781,238)	$—	$365,670
	Credit Risk			12,572
	Foreign Currency Risk	—	4,825	—
	Total	$(781,238)	$4,825	$378,242

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CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Limited Duration	Interest Rate Risk	$(71,974)	$—	$143,876
	Credit Risk	—	—	(11,172)
	Total	$(71,974)	$—	$132,704
Income Plus	Interest Rate Risk	$(354,900)	$—	$1,458,781
	Credit Risk			(108,777)
	Foreign Currency Risk	—	3,135	—
	Total	$(354,900)	$3,135	$1,350,004

The following tables present derivatives financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Limited Duration	Bank of America	$25,264		$—	$—		$25,264
	Goldman Sachs	42,432		—	—		42,432
	JPMorgan Chase	522		(522)	—		0
	Royal Bank of Canada	44,912		—	—		44,912
	Total	$113,130		$(522)	$—		$112,608
Income Plus	Bank of America	$89,850		$—	$—		$89,850
	Deutsche Bank	779,516		—	(779,516	)*	0
	Exchange Traded Futures	432,652	†	—	—		432,652	†
	JPMorgan Chase	161,433		(44,182)	—		117,251
	Royal Bank of Canada	85,242		—	(85,242	)*	0
	Wells Fargo Bank	343		—	—		343
	Total	$1,549,036		$(44,182)	$(864,758)		$640,096

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN 0)
Limited Duration	Barclays Bank	$879		$—	$—	$879
	Exchange Traded Futures	82,844	†	—	—	82,844	†
	JPMorgan Chase	10,815		(522)	—	10,293
	Total	$94,538		$(522)	$—	$94,016
Income Plus	Barclays Bank	$2,988		$—	$—	$2,988
	Exchange Traded Futures	867,255	†	—	—	867,255	†
	Goldman Sachs	3,855		—	—	3,855
	HSBC	1,833		—	—	1,833
	JPMorgan Chase	44,182		(44,182)	—	0
	Wells Fargo Bank	347		—	—	347
	Total	$920,460		$(44,182)	$—	$876,278

*  In some instances the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2013, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:
Futures Contracts:
Average monthly original value	$12,249,095
Swap Agreements:
Average monthly notional amount	$9,126,667
Income Plus:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,205,806
Futures Contracts:
Average monthly original value	$101,117,114
Swap Agreements:
Average monthly notional amount	$36,066,667

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the six months ended June 30, 2013, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.01% of the Portfolio's daily net assets.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the six months ended June 30, 2013, the advisory fee rate (net of waivers/rebate/reimbursement) was equivalent to an annual effective rate of 0.67% of the Portfolio's daily net assets.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio and European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser and Morgan Stanley Services Company Inc. (the "Administrator"), have agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the six months ended June 30, 2013, $51,221 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

Pursuant to the Reorganization (defined herein), the Adviser and Administrator have agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% . The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market Portfolio's rate is 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2013, the Distributor waived $56,981, the Adviser waived $189,733 and the Administrator waived $3,903. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2013, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$2,755,157	$4,971,627	$8,638,441	$9,302,430
Income Plus	—	23	54,718,463	63,762,973
Global Infrastructure	—	—	10,661,342	14,901,285
European Equity	—	—	2,615,081	6,624,877
Multi Cap Growth	—	—	53,183,272	69,711,884

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by each Portfolio due to its investment in the Liquidity Funds.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

A summary of each Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2013
Limited Duration	$1,439,331	$11,854,163	$12,647,522	$483	$645,972
Income Plus	6,041,017	32,256,501	37,295,355	2,320	1,002,163
Global Infrastructure	1,300,782	11,008,677	8,637,653	150	3,671,806
European Equity	961,419	5,642,461	4,922,375	294	1,681,505
Multi Cap Growth	4,451,243	44,843,931	48,688,996	3,654	606,178

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$579
Income Plus	2,687
Global Infrastructure	716
European Equity	360
Multi Cap Growth	4,469

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE JUNE 30, 2013
Limited Duration	Metropolitan Life Global Funding I	$534,012	$273,565	$534,466	$8,018	$2,129	$266,904
Income Plus	MetLife Capital Trust IV	741,000	—	—	—	23,363	717,544

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the six months ended June 30, 2013:

PORTFOLIO	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	INTEREST INCOME	VALUE JUNE 30, 2013
Limited Duration	$449,075	$102,497	$741	$—	$9,470	$533,830
Income Plus	2,095,151	1,653,156	2,062,776	481,934	49,856	1,589,881

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

For the six months ended June 30, 2013, Multi Cap Growth incurred $3,721 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

For the six months ended June 30, 2013, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$132	$96	$1,883

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2013, included in "Trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

	AGGREGATE PENSION COSTS
MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$159	$89	$302	$121	$100	$380
	AGGREGATE PENSION LIABILITY
MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$5,224	$2,721	$8,956	$2,736	$2,505	$10,545

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

	2012 DISTRIBUTIONS PAID FROM:		2011 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$10,504	$—	$11,709	$—
Limited Duration	1,503,210	—	1,919,268	—
Income Plus	10,700,252	—	12,237,165	—
Global Infrastructure	2,854,317	5,230,425	1,889,924	3,948,735
European Equity	1,421,625	—	1,488,782	—
Multi Cap Growth	—	4,886,471	327,516	5

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, partnership basis adjustments, distribution redesignations, book amortization of premium on debt securities, nondeductible expenses and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2012:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(61)	$61	$—
Limited Duration	354,921	3,670,702	(4,025,623)
Income Plus	364,461	(364,461)	—
Global Infrastructure	76,230	(76,230)	—
European Equity	(418,886)	418,886	—
Multi Cap Growth	54,657	(54,657)	—

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$5,186	$—
Limited Duration	1,067,041	—
Income Plus	8,060,936	—
Global Infrastructure	1,864,469	5,863,655
European Equity	1,517,809	—
Multi Cap Growth	953,113	3,476,909

At June 30, 2013, cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$84,215,872	$—	$—	$—
Limited Duration	44,474,124	944,620	(663,441)	281,179
Income Plus	157,257,895	7,553,994	(4,005,944)	3,548,050
Global Infrastructure	57,643,331	16,198,046	(393,061)	15,804,985
European Equity	38,758,031	13,056,055	(1,632,631)	11,423,424
Multi Cap Growth	167,855,745	80,377,759	(5,599,627)	74,778,132

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Money Market	$1,935	$—
Limited Duration	—	169,582
European Equity	51,260	22,783

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

In addition, at December 31, 2012, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNT IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$1,267	$2,233	$1,063	$17,119	$8,980	$—	$30,662
Income Plus	—	—	—	10,349	—	—	10,349
European Equity	—	—	—	—	10,552	3,315	13,867

During the year ended December 31, 2012, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$4,025,623

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2012, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$76
Income Plus	9,226,616

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

At June 30, 2013, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany and France represented 39.8%, 15.5%, 14.3% and 14.2%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Portfolio Mergers

On April 29, 2013, the Multi Cap Growth Portfolio (the "Portfolio") acquired the net assets of Morgan Stanley Variable Investment Series Aggressive Equity Portfolio ("Aggressive Equity Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Aggressive Equity Portfolio on February 21, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 249,276 Class X shares of the Portfolio at a net asset value of $44.02 per share for 592,874 Class X shares of Aggressive Equity Portfolio; 360,951 Class Y shares of the Portfolio at a net asset value of $43.50 for 875,713 Class Y shares of Aggressive Equity Portfolio. The net assets of Aggressive Equity Portfolio before the Reorganization were $26,674,482, including unrealized appreciation of $7,944,634 at April 26, 2013. The investment portfolio of Aggressive Equity Portfolio, with a fair value of $26,791,965 and identified cost of $18,847,335 on April 26, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2013 (unaudited) continued

issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Aggressive Equity Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were $213,552,626. Immediately after the merger, the net assets of the Portfolio were $240,227,108.

Upon closing of the Reorganization, shareholders of Aggressive Equity Portfolio received shares of the Portfolio as follows:

AGGRESSIVE EQUITY PORTFOLIO	MULTI CAP GROWTH PORTFOLIO
Class X	Class X
Class Y	Class Y

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended June 30, 2013, are as follows:

Net investment income(1)	$307,185
Net gain realized and unrealized gain(2)	$27,575,271
Net increase (decrease) in net assets resulting from operations	$27,882,456

(1)  $22,327 as reported, plus $37,505 Aggressive Equity Portfolio premerger, plus $247,353 of estimated pro-forma eliminated expenses.

(2)  $26,366,468 as reported, plus $1,208,803 Aggressive Equity Portfolio premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Aggressive Equity Portfolio that have been included in the Portfolio's Statement of Operations since April 26, 2013.

On February 21, 2013, shareholders of the Strategist Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Variable Investment Series (the "Fund"), on behalf of the Portfolio, and The Universal Institutional Funds, Inc., on behalf of the Global Tactical Asset Allocation Portfolio ("Global Tactical Asset Allocation"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to Global Tactical Asset Allocation in exchange for shares of Global Tactical Asset Allocation and pursuant to which the Portfolio will be liquidated and terminated (the "Reorganization"). Each Class X shareholder of the Portfolio will receive Class I shares of Global Tactical Asset Allocation and each Class Y shareholder of the Portfolio will receive Class II shares of the Global Tactical Asset Allocation. The Reorganization was consummated on April 29, 2013.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2008^	$1.00	$0.020		—		$0.020		$(0.020)		—	$(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	$(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013^^	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
CLASS Y SHARES
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013^^	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
LIMITED DURATION CLASS X SHARES
2008^	9.27	0.36		(1.72)		(1.36)		(0.15)		—	(0.15)
2009^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012	7.69	0.12		0.13		0.25		(0.23)		—	(0.23)
2013^^	7.71	0.05		(0.09)		(0.04)		(0.20)		—	(0.20)
CLASS Y SHARES
2008^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012	7.67	0.10		0.13		0.23		(0.21)		—	(0.21)
2013^^	7.69	0.05		(0.10)		(0.05)		(0.18)		—	(0.18)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2008^	$1.00	2.45%		$115,415	0.57%		2.40%		—		N/A
2009^	1.00	0.03		84,486	0.40	(e)(f)	0.03	(e)(f)	—		N/A
2010^	1.00	0.01		59,932	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01		51,431	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01		42,267	0.27	(f)	0.01	(f)	—		N/A
2013^^	1.00	0.00	(g)(k)	39,288	0.21	(f)(l)	0.01	(f)(l)	—		N/A
CLASS Y SHARES
2008^	1.00	2.19		112,113	0.82		2.15		—		N/A
2009^	1.00	0.01		81,145	0.41	(e)(f)	0.01	(e)(f)	—		N/A
2010^	1.00	0.01		67,139	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01		55,849	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01		48,565	0.27	(f)	0.01	(f)	—		N/A
2013^^	1.00	0.00	(g)(k)	44,866	0.21	(f)(l)	0.01	(f)(l)	—		N/A
LIMITED DURATION CLASS X SHARES
2008^	7.76	(14.91)		16,405	0.48	(h)	4.27	(h)	0.01%		54%
2009^	7.84	5.76		16,889	0.49	(h)	2.61	(h)	0.00	(g)	105
2010^	7.74	2.35		14,921	0.55	(h)	2.25	(h)	0.00	(g)	88
2011	7.69	2.75		12,693	0.60	(h)	2.15	(h)	0.00	(g)	45
2012	7.71	3.34		10,628	0.63	(h)	1.52	(h)	0.00	(g)	58
2013^^	7.47	(0.54	)(k)	9,637	0.69	(h)(l)	1.43	(h)(l)	0.00	(g)(l)	25	(k)
CLASS Y SHARES
2008^	7.73	(15.22)		63,223	0.73	(h)	4.02	(h)	0.01		54
2009^	7.81	5.56		60,753	0.74	(h)	2.36	(h)	0.00	(g)	105
2010^	7.72	2.22		53,760	0.80	(h)	2.00	(h)	0.00	(g)	88
2011	7.67	2.45		44,085	0.85	(h)	1.90	(h)	0.00	(g)	45
2012	7.69	3.05		38,736	0.88	(h)	1.27	(h)	0.00	(g)	58
2013^^	7.46	(0.71	)(k)	34,911	0.94	(h)(l)	1.18	(h)(l)	0.00	(g)(l)	25	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS X SHARES
2008^	$10.56	$0.53	$(1.46)	$(0.93)	$(0.18)	—	$(0.18)
2009^	9.45	0.57	1.50	2.07	(0.53)	—	(0.53)
2010^	10.99	0.58	0.39	0.97	(0.70)	—	(0.70)
2011	11.26	0.57	(0.02)	0.55	(0.68)	—	(0.68)
2012	11.13	0.48	1.04	1.52	(0.68)	—	(0.68)
2013^^	11.97	0.25	(0.55)	(0.30)	(0.59)	—	(0.59)
CLASS Y SHARES
2008^	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012	11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
2013^^	11.93	0.23	(0.55)	(0.32)	(0.56)	—	(0.56)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	20.66	0.40	(6.21)	(5.81)	(0.11)	$(3.44)	(3.55)
2009^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011	8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
2012	8.72	0.22	1.30	1.52	(0.23)	(0.82)	(1.05)
2013^^	9.19	0.13	0.35	0.48	(0.26)	(0.81)	(1.07)
CLASS Y SHARES
2008^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011	8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
2012	8.69	0.20	1.29	1.49	(0.20)	(0.82)	(1.02)
2013^^	9.16	0.11	0.35	0.46	(0.24)	(0.81)	(1.05)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS X SHARES
2008^	$9.45	(8.92)%		$109,833	0.55	%(h)	5.34	%(h)	0.00	%(g)	55%
2009^	10.99	22.57		114,488	0.56	(h)	5.64	(h)	0.00	(g)	75
2010^	11.26	9.28		106,363	0.59	(h)	5.23	(h)	0.00	(g)	53
2011	11.13	5.01		90,876	0.59	(h)	5.01	(h)	0.00	(g)	43
2012	11.97	14.09		86,765	0.61	(h)	4.14	(h)	0.00	(g)	68
2013^^	11.08	(2.58	)(k)	77,213	0.61	(h)(l)	4.11	(h)(l)	0.00	(g)(l)	32	(k)
CLASS Y SHARES
2008^	9.42	(9.11)		135,850	0.80	(h)	5.09	(h)	0.00	(g)	55
2009^	10.95	22.29		148,108	0.81	(h)	5.39	(h)	0.00	(g)	75
2010^	11.22	9.01		124,322	0.84	(h)	4.98	(h)	0.00	(g)	53
2011	11.09	4.71		102,948	0.84	(h)	4.76	(h)	0.00	(g)	43
2012	11.93	13.82		97,579	0.86	(h)	3.89	(h)	0.00	(g)	68
2013^^	11.05	(2.71	)(k)	86,392	0.86	(h)(l)	3.86	(h)(l)	0.00	(g)(l)	32	(k)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	11.30	(33.27)		70,951	0.74	(h)	2.46	(h)	0.00	(g)	76
2009^	8.68	19.26		68,748	0.96	(h)	3.37	(h)	0.00	(g)	280
2010^	8.13	6.93		61,408	0.87	(h)	2.71	(h)	0.00	(g)	148
2011	8.72	16.07		58,998	0.86	(h)	2.48	(h)	0.00	(g)	36
2012	9.19	18.69		57,628	0.87	(h)	2.51	(h)	0.00	(g)	28
2013^^	8.60	5.19	(k)	56,249	0.86	(h)(l)	2.61	(h)(l)	0.00	(g)(l)	15	(k)
CLASS Y SHARES
2008^	11.27	(33.45)		16,545	0.99	(h)	2.21	(h)	0.00	(g)	76
2009^	8.64	18.83		17,818	1.21	(h)	3.12	(h)	0.00	(g)	280
2010^	8.10	6.74		15,789	1.12	(h)	2.46	(h)	0.00	(g)	148
2011	8.69	15.82		14,472	1.11	(h)	2.23	(h)	0.00	(g)	36
2012	9.16	18.44		14,506	1.12	(h)	2.26	(h)	0.00	(g)	28
2013^^	8.57	4.93	(k)	13,884	1.11	(h)(l)	2.36	(h)(l)	0.00	(g)(l)	15	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
EUROPEAN EQUITY CLASS X SHARES
2008^	$28.83	$0.63	$(11.31)	$(10.68)	$(0.61)	$(4.22)	$(4.83)
2009^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012	14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
2013^^	16.32	0.36	0.29	0.65	(0.53)	—	(0.53)
CLASS Y SHARES
2008^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012	14.12	0.49	2.03	2.52	(0.38)	—	(0.38)
2013^^	16.26	0.33	0.30	0.63	(0.48)	—	(0.48)
MULTI CAP GROWTH CLASS X SHARES
2008^	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012	37.31	0.20	4.40	4.60	—	(0.90)	(0.90)
2013^^	41.01	0.02	5.07	5.09	(0.20)	(0.66)	(0.86)
CLASS Y SHARES
2008^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010^	31.21	(0.02)	8.58	8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012	37.00	0.09	4.37	4.46	—	(0.90)	(0.90)
2013^^	40.56	(0.04)	5.01	4.97	(0.11)	(0.66)	(0.77)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
EUROPEAN EQUITY CLASS X SHARES
2008^	$13.32	(42.70)%	$57,734	1.00	%(h)(i)	3.01	%(h)(i)	0.00	%(g)	15%
2009^	15.42	27.73	61,197	1.00	(h)(i)	2.67	(h)(i)	0.00	(g)	26
2010^	16.05	7.23 (j)	54,824	1.00	(h)(i)	1.81	(h)(i)	0.00	(g)	22
2011	14.19	(9.64)	41,181	1.00	(h)(i)	2.56	(h)(i)	0.00	(g)	11
2012	16.32	18.51	40,141	1.00	(h)(i)	3.50	(h)(i)	0.00	(g)	11
2013^^	16.44	4.04 (k)	38,441	1.00	(h)(i)(l)	4.19	(h)(i)(l)	0.00	(g)(l)	5	(k)
CLASS Y SHARES
2008^	13.24	(42.84)	17,845	1.25	(h)(i)	2.76	(h)(i)	0.00	(g)	15
2009^	15.35	27.41	19,323	1.25	(h)(i)	2.42	(h)(i)	0.00	(g)	26
2010^	15.98	6.96 (j)	17,821	1.25	(h)(i)	1.56	(h)(i)	0.00	(g)	22
2011	14.12	(9.85)	11,668	1.25	(h)(i)	2.31	(h)(i)	0.00	(g)	11
2012	16.26	18.16	11,773	1.25	(h)(i)	3.25	(h)(i)	0.00	(g)	11
2013^^	16.41	3.90 (k)	11,095	1.25	(h)(i)(l)	3.94	(h)(i)(l)	0.00	(g)(l)	5	(k)
MULTI CAP GROWTH CLASS X SHARES
2008^	18.41	(47.62)	140,041	0.55	(h)	0.08	(h)	0.01		33
2009^	31.42	71.32	202,279	0.55	(h)	0.44	(h)	0.00	(g)	23
2010^	40.07	27.76	220,553	0.58	(h)	0.19	(h)	0.00	(g)	29
2011	37.31	(6.74)	173,284	0.56	(h)	0.03	(h)	0.00	(g)	24
2012	41.01	12.37	164,917	0.58	(h)	0.48	(h)	0.00	(g)	44
2013^^	45.24	12.42 (k)	181,870	0.57	(h)(l)	0.08	(h)(l)	0.00	(g)(l)	24	(k)
CLASS Y SHARES
2008^	18.29	(47.75)	45,671	0.80	(h)	(0.17	)(h)	0.01		33
2009^	31.21	70.85	64,122	0.80	(h)	0.19	(h)	0.00	(g)	23
2010^	39.77	27.43	67,303	0.83	(h)	(0.06	)(h)	0.00	(g)	29
2011	37.00	(6.97)	49,678	0.81	(h)	(0.22	)(h)	0.00	(g)	24
2012	40.56	12.09	45,556	0.83	(h)	0.23	(h)	0.00	(g)	44
2013^^	44.76	12.28 (k)	60,750	0.82	(h)(l)	(0.17	)(h)(l)	0.00	(g)(l)	24	(k)

Morgan Stanley Variable Investment Series

Financial Highlights continued

^^  For the six months ended June 30, 2013 (unaudited).

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2013
Class X	0.66%	(0.44)%
Class Y	0.91	(0.69)
December 31, 2012
Class X	0.63	(0.35)
Class Y	0.88	(0.60)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(g)  Amount is less than 0.005%.

(h)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

See Notes to Financial Statements

(i)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2013
Class X	1.20%	3.98%
Class Y	1.45	3.73
December 31, 2012
Class X	1.22	3.28
Class Y	1.47	3.03
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68

(j)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

(k)  Not annualized.

(l)  Annualized.

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meetings (unaudited)

On May 31, 2013, a Special Meeting of Shareholders of Global Infrastructure Portfolio (the "Portfolio") was held in order to approve changing the Portfolio's fundamental investment restriction regarding industry concentration. The voting results were as follows:

	Number of Shares
	For	Against	Abstain
	1,701,579	66,108	145,445

On February 21, 2013, a Special Meeting of Shareholders was held for the following Portfolios to vote upon a proposal to approve an Agreement and Plan of Reorganization. The voting results were as follows:

	Number of Shares
	For	Against	Abstain
Aggressive Equity Portfolio	1,346,522	25,938	82,577
	Number of Shares
	For	Against	Abstain
Strategist Portfolio	10,081,114	477,425	794,846

Trustees
Frank L. Bowman	Joseph J. Kearns
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent
James F. Higgins	W. Allen Reed
Dr. Manuel H. Johnson	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
Arthur Lev President and Principal Executive Officer
Mary Ann Picciotto Chief Compliance Officer
Stefanie V. Chang Yu Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 20169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England
Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINSAN
702450 EXP [08/31/14]

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2013